                             AMENDMENT AND RESTATEMENT OF

                         THE PACIFICARE HEALTH SYSTEMS, INC.

                           SAVINGS AND PROFIT-SHARING PLAN

                             AMENDMENT AND RESTATEMENT OF

                         THE PACIFICARE HEALTH SYSTEMS, INC.

                           SAVINGS AND PROFIT-SHARING PLAN

                                  TABLE OF CONTENTS
                                                                                  PAGE
PREAMBLE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE I. DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

     Section 1.1.  - General . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     Section 1.2.  - Accounts. . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     Section 1.3.  - Active Participant. . . . . . . . . . . . . . . . . . . . . . .3
     Section 1.4.  - Administrator . . . . . . . . . . . . . . . . . . . . . . . . .3
     Section 1.5.  - Annual Addition . . . . . . . . . . . . . . . . . . . . . . . .3
     Section 1.6.  - Bargaining Unit . . . . . . . . . . . . . . . . . . . . . . . .4
     Section 1.7.  - Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . .4
     Section 1.8.  - Board . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     Section 1.9.  - Break in Service Year . . . . . . . . . . . . . . . . . . . . .5
     Section 1.10. - Code. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     Section 1.11. - Company; Company Affiliate. . . . . . . . . . . . . . . . . . .5
     Section 1.12. - Company Stock . . . . . . . . . . . . . . . . . . . . . . . . .6
     Section 1.13. - Company Stock Fund. . . . . . . . . . . . . . . . . . . . . . .6
     Section 1.14. - Compensation. . . . . . . . . . . . . . . . . . . . . . . . . .6
     Section 1.15. - Contribution Group. . . . . . . . . . . . . . . . . . . . . . .6
     Section 1.16. - Contribution Percentage . . . . . . . . . . . . . . . . . . . .7
     Section 1.17. - Deferral Percentage . . . . . . . . . . . . . . . . . . . . . .8
     Section 1.18. - Deferred Compensation . . . . . . . . . . . . . . . . . . . . .9
     Section 1.19. - Deferred Compensation Account . . . . . . . . . . . . . . . . .9
     Section 1.20. - Direct Rollover . . . . . . . . . . . . . . . . . . . . . . . .9
     Section 1.21. - Direct Rollover Distributee . . . . . . . . . . . . . . . . . .9
     Section 1.22. - Disability Retirement . . . . . . . . . . . . . . . . . . . . .9
     Section 1.23. - Disability Retirement Date. . . . . . . . . . . . . . . . . . .9
     Section 1.24. - Discretionary Contributions Account . . . . . . . . . . . . . .9
     Section 1.25. - Eligible Retirement Plan. . . . . . . . . . . . . . . . . . . .9
     Section 1.26. - Eligible Rollover Distribution. . . . . . . . . . . . . . . . 10
     Section 1.27. - Employee. . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     Section 1.28. - ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     Section 1.29. - Hardship. . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     Section 1.30. - Highly Compensated Employee . . . . . . . . . . . . . . . . . 12
     Section 1.31. - Hour of Service . . . . . . . . . . . . . . . . . . . . . . . 12
     Section 1.32. - Investment Fund . . . . . . . . . . . . . . . . . . . . . . . 15
     Section 1.33. - Leveling Method . . . . . . . . . . . . . . . . . . . . . . . 15
     Section 1.34. - Matching Account. . . . . . . . . . . . . . . . . . . . . . . 16
     Section 1.35. - Military Leave. . . . . . . . . . . . . . . . . . . . . . . . 16
     Section 1.36. - Normal Retirement . . . . . . . . . . . . . . . . . . . . . . 17

                                          i

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                             AMENDMENT AND RESTATEMENT OF

                         THE PACIFICARE HEALTH SYSTEMS, INC.

                           SAVINGS AND PROFIT-SHARING PLAN

                                  TABLE OF CONTENTS
                                                                                  PAGE

     Section 1.37. - Normal Retirement Date. . . . . . . . . . . . . . . . . . . . 17
     Section 1.38. - Participant . . . . . . . . . . . . . . . . . . . . . . . . . 17
     Section 1.39. - Payday. . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     Section 1.40. - Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     Section 1.41. - Plan Representative . . . . . . . . . . . . . . . . . . . . . 17
     Section 1.42. - Plan Year . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     Section 1.43. - Rollover Account. . . . . . . . . . . . . . . . . . . . . . . 17
     Section 1.44. - Rules of the Plan . . . . . . . . . . . . . . . . . . . . . . 18
     Section 1.45. - Separation from the Service . . . . . . . . . . . . . . . . . 18
     Section 1.46. - Service . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     Section 1.47. - Spousal Consent . . . . . . . . . . . . . . . . . . . . . . . 18
     Section 1.48. - Spouse; Surviving Spouse. . . . . . . . . . . . . . . . . . . 19
     Section 1.49. - Statutory Compensation. . . . . . . . . . . . . . . . . . . . 19
     Section 1.50. - Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     Section 1.51. - Trust Agreement . . . . . . . . . . . . . . . . . . . . . . . 20
     Section 1.52. - Trust Fund. . . . . . . . . . . . . . . . . . . . . . . . . . 20
     Section 1.53. - Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     Section 1.54. - Two Percent Contributions Account . . . . . . . . . . . . . . 20
     Section 1.55. - Vested. . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     Section 1.56. - Years of Vesting Service. . . . . . . . . . . . . . . . . . . 20

ARTICLE II. ELIGIBILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

     Section 2.1. - Requirements for Participation . . . . . . . . . . . . . . . . 20
     Section 2.2. - Notice of Participation. . . . . . . . . . . . . . . . . . . . 21
     Section 2.3. - Enrollment Form. . . . . . . . . . . . . . . . . . . . . . . . 21
     Section 2.4. - Inactive Status. . . . . . . . . . . . . . . . . . . . . . . . 22

ARTICLE III. PARTICIPANTS' DEFERRALS . . . . . . . . . . . . . . . . . . . . . . . 22

     Section 3.1. - Deferral of Compensation . . . . . . . . . . . . . . . . . . . 22
     Section 3.2. - Suspension of Deferral . . . . . . . . . . . . . . . . . . . . 22
     Section 3.3. - Commencement, Resumption or Change of Deferred Compensation. . 22
     Section 3.4. - Deposit in Trust . . . . . . . . . . . . . . . . . . . . . . . 23
     Section 3.5. - Withdrawal from Deferred Compensation Account other than for
                    Hardship . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
     Section 3.6. - Hardship Withdrawal from Deferred Compensation Account . . . . 23
     Section 3.7. - Other Withdrawals Prohibited . . . . . . . . . . . . . . . . . 25
     Section 3.8. - Deferral Percentage Fail-Safe Provisions . . . . . . . . . . . 25

                                          ii

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                             AMENDMENT AND RESTATEMENT OF

                         THE PACIFICARE HEALTH SYSTEMS, INC.

                           SAVINGS AND PROFIT-SHARING PLAN

                                  TABLE OF CONTENTS
                                                                                  PAGE

ARTICLE IV. CONTRIBUTIONS OF THE COMPANY . . . . . . . . . . . . . . . . . . . . . 28

     Section 4.1. - Determination of Annual Contribution . . . . . . . . . . . . . 28
     Section 4.2. - Maximum Annual Contribution. . . . . . . . . . . . . . . . . . 29
     Section 4.3. - Contribution Date. . . . . . . . . . . . . . . . . . . . . . . 29

ARTICLE V. PARTICIPATION IN COMPANY CONTRIBUTIONS AND FORFEITURES. . . . . . . . . 30

     Section 5.1. - Deferred Compensation Account. . . . . . . . . . . . . . . . . 30
     Section 5.2. - Two Percent Contributions; Matching Account;
                           Discretionary Contributions Account . . . . . . . . . . 30
     Section 5.3. - Allocation of Company Contributions. . . . . . . . . . . . . . 30
     Section 5.4. - Allocation of Forfeitures. . . . . . . . . . . . . . . . . . . 31
     Section 5.5. - Contribution Percentage Fail-Safe Provisions . . . . . . . . . 32

ARTICLE VI. INVESTMENT OF ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . . . 33

     Section 6.1. - Investment Options . . . . . . . . . . . . . . . . . . . . . . 33
     Section 6.2. - Description of Investment Funds. . . . . . . . . . . . . . . . 34
     Section 6.3. - Effect of Non-Election . . . . . . . . . . . . . . . . . . . . 34
     Section 6.4. - Company Stock Fund . . . . . . . . . . . . . . . . . . . . . . 34
     Section 6.5. - ERISA Section 404(c) Compliance. . . . . . . . . . . . . . . . 35

ARTICLE VII. VALUATION OF THE TRUST FUND AND ACCOUNTS. . . . . . . . . . . . . . . 37

     Section 7.1. - Determination of Values of Investment Funds. . . . . . . . . . 37
     Section 7.2. - Allocation of Investment Fund Values . . . . . . . . . . . . . 37
     Section 7.3. - Applicability of Account Values. . . . . . . . . . . . . . . . 37

ARTICLE VIII. VESTING OF INTERESTS . . . . . . . . . . . . . . . . . . . . . . . . 37

     Section 8.1. - Vesting of Accounts. . . . . . . . . . . . . . . . . . . . . . 37
     Section 8.2. - Additional Vesting of Accounts . . . . . . . . . . . . . . . . 38

ARTICLE IX. EMPLOYMENT AFTER NORMAL RETIREMENT DATE. . . . . . . . . . . . . . . . 38

     Section 9.1. - Continuation of Employment . . . . . . . . . . . . . . . . . . 38
     Section 9.2. - Continuation of Participation. . . . . . . . . . . . . . . . . 38
     Section 9.3. - Mandatory In-Service Distributions . . . . . . . . . . . . . . 39

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                             AMENDMENT AND RESTATEMENT OF

                         THE PACIFICARE HEALTH SYSTEMS, INC.

                           SAVINGS AND PROFIT-SHARING PLAN

                                  TABLE OF CONTENTS
                                                                                 PAGE

     Section 9.4. - Voluntary In-Service Distributions . . . . . . . . . . . . . . 39

ARTICLE X. BENEFITS UPON RETIREMENT. . . . . . . . . . . . . . . . . . . . . . . . 39

     Section 10.1. - Normal or Disability Retirement . . . . . . . . . . . . . . . 39
     Section 10.2. - Rights upon Normal or Disability Retirement . . . . . . . . . 39
     Section 10.3. - Distribution of Accounts. . . . . . . . . . . . . . . . . . . 39

ARTICLE XI. BENEFITS UPON DEATH. . . . . . . . . . . . . . . . . . . . . . . . . . 41

     Section 11.1. - Designation of Beneficiary. . . . . . . . . . . . . . . . . . 41
     Section 11.2. - Distribution on Death . . . . . . . . . . . . . . . . . . . . 41

ARTICLE XII. BENEFITS UPON RESIGNATION OR DISCHARGE. . . . . . . . . . . . . . . . 42

     Section 12.1. - Distributions on Resignation or Discharge . . . . . . . . . . 42
     Section 12.2. - Forfeitures . . . . . . . . . . . . . . . . . . . . . . . . . 42
     Section 12.3. - Restoration of Forfeitures. . . . . . . . . . . . . . . . . . 42

ARTICLE XIII. TOP-HEAVY PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . 43

     Section 13.1. - Top-Heavy Determination . . . . . . . . . . . . . . . . . . . 43
     Section 13.2. - Minimum Benefits. . . . . . . . . . . . . . . . . . . . . . . 45
     Section 13.3. - Vesting . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
     Section 13.4. - Limitation on Benefits. . . . . . . . . . . . . . . . . . . . 47

ARTICLE XIV. ADMINISTRATIVE PROVISIONS . . . . . . . . . . . . . . . . . . . . . . 47

     Section 14.1. - Duties and Powers of the Administrator. . . . . . . . . . . . 47
     Section 14.2. - Administrative Committee. . . . . . . . . . . . . . . . . . . 48
     Section 14.3. - Acceptance. . . . . . . . . . . . . . . . . . . . . . . . . . 48
     Section 14.4. - Resignation . . . . . . . . . . . . . . . . . . . . . . . . . 48
     Section 14.5. - Vacancies . . . . . . . . . . . . . . . . . . . . . . . . . . 48
     Section 14.6. - Officers. . . . . . . . . . . . . . . . . . . . . . . . . . . 48
     Section 14.7. - Majority Rule . . . . . . . . . . . . . . . . . . . . . . . . 48
     Section 14.8. - Expenses of Administration. . . . . . . . . . . . . . . . . . 48
     Section 14.9. - Payments. . . . . . . . . . . . . . . . . . . . . . . . . . . 49
     Section 14.10. - Statement to Participants. . . . . . . . . . . . . . . . . . 49
     Section 14.11. - Inspection of Records. . . . . . . . . . . . . . . . . . . . 49

                                          iv


                             AMENDMENT AND RESTATEMENT OF

                         THE PACIFICARE HEALTH SYSTEMS, INC.

                           SAVINGS AND PROFIT-SHARING PLAN

                                  TABLE OF CONTENTS
                                                                                 PAGE

     Section 14.12. - Claims Procedure . . . . . . . . . . . . . . . . . . . . . . 50
     Section 14.13. - Conflicting Claims . . . . . . . . . . . . . . . . . . . . . 51
     Section 14.14. - Effect of Delay or Failure to Ascertain Amount
                      Distributable or to Locate Distributee . . . . . . . . . . . 51
     Section 14.15. - Service of Process . . . . . . . . . . . . . . . . . . . . . 52
     Section 14.16. - Limitations upon Powers of the Administrator . . . . . . . . 52
     Section 14.17. - Effect of Administrator Action . . . . . . . . . . . . . . . 52
     Section 14.18. - Contributions to Rollover Accounts . . . . . . . . . . . . . 52
     Section 14.19. - Direct Rollovers . . . . . . . . . . . . . . . . . . . . . . 53
     Section 14.20. - Withdrawals from Rollover Accounts . . . . . . . . . . . . . 53
     Section 14.21. - Loans to Participants or Former Participants and
                      Beneficiaries. . . . . . . . . . . . . . . . . . . . . . . . 54
     Section 14.22. - Assignments, etc., Prohibited; Distributions
                      Pursuant to Qualified Domestic Relations Orders. . . . . . . 56
     Section 14.23. - Correction of Administrative Error; Special Contribution . . 57

ARTICLE XV.  TERMINATION, DISCONTINUANCE AMENDMENT,
             MERGER, ADOPTION OF PLAN. . . . . . . . . . . . . . . . . . . . . . . 57

     Section 15.1. - Termination of Plan; Discontinuance of Contributions. . . . . 57
     Section 15.2. - Amendment of Plan . . . . . . . . . . . . . . . . . . . . . . 58
     Section 15.3. - Retroactive Effect of Plan Amendment. . . . . . . . . . . . . 58
     Section 15.4. - Consolidation or Merger; Adoption of Plan by Other
                     Companies . . . . . . . . . . . . . . . . . . . . . . . . . . 58

ARTICLE XVI. MISCELLANEOUS PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . 59

     Section 16.1. - Identification of Fiduciaries . . . . . . . . . . . . . . . . 59
     Section 16.2. - Allocation of Fiduciary Responsibilities. . . . . . . . . . . 59
     Section 16.3. - Limitation on Rights of Employees . . . . . . . . . . . . . . 60
     Section 16.4. - Limitation on Annual Additions;
                     Treatment of Otherwise Excessive Allocations. . . . . . . . . 60
     Section 16.5. - Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . 61
     Section 16.6. - Trustee Actions during Tender Offer . . . . . . . . . . . . . 63
     Section 16.7. - Qualified Military Service. . . . . . . . . . . . . . . . . . 65
     Section 16.8. - Governing Law . . . . . . . . . . . . . . . . . . . . . . . . 65
     Section 16.9. - Genders and Plurals . . . . . . . . . . . . . . . . . . . . . 65
     Section 16.10. - Titles . . . . . . . . . . . . . . . . . . . . . . . . . . . 65
     Section 16.11. - References . . . . . . . . . . . . . . . . . . . . . . . . . 65
     Section 16.12. - Use of Trust Funds . . . . . . . . . . . . . . . . . . . . . 65

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                             AMENDMENT AND RESTATEMENT OF

                         THE PACIFICARE HEALTH SYSTEMS, INC.

                           SAVINGS AND PROFIT-SHARING PLAN

                                  TABLE OF CONTENTS
                                                                                PAGE

Exhibit A - List of Sponsoring Companies Effective as of February 19, 1998 . . . A-1

Exhibit B - Merger of The Health Plan of America
            Employee Incentive Savings Plan. . . . . . . . . . . . . . . . . . . B-1

Exhibit C - Special Service Crediting and Eligibility Provisions
            Relating to Certain Former Employees of Freedom Plan Inc.. . . . . . C-1

Exhibit D - Special Service Crediting and Eligibility Provisions
            Relating to Certain Former Employees of Freedom Plan, Inc. . . . . . D-1

                                          vi

                             AMENDMENT AND RESTATEMENT OF

                         THE PACIFICARE HEALTH SYSTEMS, INC.

                           SAVINGS AND PROFIT-SHARING PLAN

          PacifiCare Operations, Inc., a Delaware corporation (formerly named "PacifiCare Health Systems, Inc."), by resolution of its Board of Directors adopted on March 18, 1985, adopted The PacifiCare Health Systems, Inc. Savings and Profit-Sharing Plan (the "Plan") for the exclusive benefit of its eligible Employees, effective as of June 1, 1985. The Plan has been amended on March 20, 1987, May 26, 1989, September 28, 1989, January 1, 1991, December 17, 1992,
November 13, 1993, March 2, 1994 and March 16, 1996.

          Effective as of February 14, 1997, PacifiCare Operations, Inc. became a wholly-owned subsidiary of PacifiCare Health Systems, Inc., a Delaware corporation (formerly named "N-T Holdings, Inc."). Also, effective as of February 14, 1997, FHP International Corporation became a wholly-owned subsidiary of PacifiCare Health Systems, Inc.

          FHP International Corporation and certain of its wholly-owned subsidiaries adopted the Plan for the benefit of their eligible Employees, effective as of January 1, 1998.

          PacifiCare Health Systems, Inc. adopted the Plan for the benefit of its eligible Employees, effective as of February 19, 1998. The Companies that have adopted the Plan and that sponsor the Plan effective as of February 19, 1998 are listed on Exhibit A hereto.

          In order to comply with amendments to the Internal Revenue Code as amended by the Small Business Job Protection Act of 1996 and the Taxpayer Relief Act of 1997 and make certain other changes, this Amendment and Restatement to the Plan has been adopted by a resolution of the Board of Directors of the PacifiCare Health Systems, Inc. on February 19, 1998, effective as of the date thereof, except as otherwise provided in Exhibit D hereto. This Amendment and Restatement to the Plan constitutes a complete amendment, restatement and continuation of the Plan.

     The purposes of the Plan are:

          (1)  To permit Participants to share in the Company's earnings.

          (2) To stimulate and maintain among Participants a sense of responsibility, cooperative effort and a sincere interest in the progress and success of the Company.

          (3) To increase the efficiency of Participants and to encourage them to remain with the Company until retirement from active service.

          (4) To provide security for Participants by establishing a plan under which each Participant's share of Company contributions, his deferrals and the earnings thereon will be invested and accumulated to create a fund to benefit him in the event of his disability or other termination of employment.

          The Plan is a profit-sharing plan which is intended to comply with the provisions of Sections 401, 401(k), 402(a) and other applicable provisions of the Internal Revenue Code of 1986, as amended, similar provisions of applicable state law, the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended and Section 7(e)(4) of the Fair Labor Standards Act of 1938, as amended.

          The Plan is an "eligible individual account plan," as defined in ERISA
Section 407(d)(3), and provides for the acquisition and holding of "qualifying employer securities," as defined in ERISA Section 407(d)(5).

                                      ARTICLE I.

                                     DEFINITIONS

SECTION 1.1. - GENERAL

               Whenever any of the following terms is used in the Plan with the first letter or letters capitalized, it shall have the meaning specified below unless the context clearly indicates to the contrary.

SECTION 1.2. - ACCOUNTS

               (a) "Account" or "Accounts" of a Participant or former Participant shall mean, as the context indicates, any one or more of his Deferred Compensation Account, his Rollover Account, his Matching Account, his Two Percent Contributions Account and his Discretionary Contributions Account, if any, in the Trust Fund established in accordance with Sections 5.1, 14.18, 5.2(b), 5.2(a) and 5.2(c), respectively.

               (b) The provisions of Exhibit B hereto shall apply to the "HPA Accounts" of a Participant or former Participant in the Trust Fund. The "Accounts" of such a Participant or former Participant shall include his HPA Accounts.

SECTION 1.3. - ACTIVE PARTICIPANT

               "Active Participant" shall mean a Participant who is an Employee, is not in a Bargaining Unit and is not in a position or classification designated by the Administrator as excluded from eligibility to participate in the Plan.

SECTION 1.4. - ADMINISTRATOR

               "Administrator" shall mean PacifiCare Health Systems, Inc., acting through its Chief Executive Officer or his delegate, including the Committee.

SECTION 1.5. - ANNUAL ADDITION

               "Annual Addition" of a Participant for the Plan Year in question shall mean the sum of

                    (a) Company contributions and forfeitures allocated to his Two Percent Contributions Account, his Matching Account and his Discretionary Contributions Account for that Plan Year,

                    (b) Company contributions and forfeitures allocated to his Deferred Compensation Account for that Plan Year (excluding any excess amounts determined under Code Section 402(g) which are distributed to him pursuant to Section 16.4(b) not later than the April 15 following the calendar year in which such excess amounts were deferred),

                    (c) Company contributions and forfeitures allocated to his accounts under all other qualified defined contribution plans, if any, of the Company and any Company Affiliate for that Plan Year,

                    (d) His personal contributions under all other qualified defined contribution plans, if any, of the Company and any Company Affiliate for that Plan Year, and

                    (e)  Except for purposes of Section 16.4(a)(i), the sum of

                         (i) Company contributions allocated after March 31, 1984 to an individual medical account as defined in Code Section 415(l)(1), if any, which is maintained under a qualified pension or annuity plan, and

                         (ii) Company contributions paid or accrued for Plan Years ending after December 31, 1985, if any, and allocated to the separate account of a Key Employee (as defined in Section 13.1(b)(iv)) for the purpose of providing post-retirement medical benefits, whether or not such allocations or contributions have been withdrawn or distributed pursuant to Sections 3.5, 3.6, 3.8 or 5.5. In the event the Company contributes an amount to a Participant's Accounts because of an erroneous failure to allocate amounts in a prior Plan Year, the contribution shall not be considered an Annual Addition with respect to the Participant for that particular Plan Year, but shall be considered an Annual Addition for the Plan Year to which it relates. If the amount so contributed in the particular Plan Year takes into account actual investment gains attributable to the period subsequent to the Plan Year to which the contribution relates, the portion of the total contribution which consists of such gains shall not be considered as an Annual Addition for any Plan Year.

SECTION 1.6. - BARGAINING UNIT

               "Bargaining Unit" shall mean a bargaining unit covered by a collective bargaining agreement with the Company

               (a) if retirement benefits were the subject of good faith bargaining with respect to such agreement, and

               (b) if such agreement does not provide for the coverage under the Plan of Employees in such unit.

SECTION 1.7. - BENEFICIARY

               "Beneficiary" shall mean a person or trust properly designated by a Participant or former Participant to receive benefits, or such Participant's Spouse or heirs at law, as provided in Article XI (or Exhibit B hereto).

SECTION 1.8. - BOARD

               "Board" shall mean the Board of Directors of PacifiCare Health Systems, Inc.

SECTION 1.9. - BREAK IN SERVICE YEAR

               (a) Except as provided in subsection (b), "Break in Service Year" of an Employee or former Employee shall mean the 365-day period


                    (i)  which begins on the later of

                         a    the date of his Separation from the Service, or

                         b    the second anniversary of the first day of such
          Employee's absence from work

                              1    by reason of pregnancy of the Employee,

                              2    by reason of the birth of a child of the
               Employee,

                              3    by reason of the placement of a child with
               the Employee in connection with the adoption of such child by the Employee, or
                              4    for purposes of caring for such child for a
               period beginning immediately following such birth or placement;

          provided, however, the Employee furnishes to the Administrator (or its delegate) such timely information as the Administrator (or its delegate) may reasonably require to establish that the absence from work is for a reason or purpose described above, and

                    (ii) during no part of which he was an Employee or employed by a Company Affiliate.

               (b) For purposes of Section 2.1(b)(ii), "Break in Service Year" of an Employee or former Employee shall mean any Plan Year beginning on or after the date of such Employee's first Hour of Service during which he did not have more than 500 Hours of Service.

SECTION 1.10. - CODE

               "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.11. - COMPANY; COMPANY AFFILIATE

               (a) "Company" shall mean PacifiCare Health Systems, Inc., any other company which subsequently adopts the Plan as a whole or as to any one or more divisions, in accordance with Section 15.4(c), and any successor company which continues the Plan under
Section 15.4(a). The companies that have adopted the Plan and that sponsor the Plan effective as of January 1, 1998 are listed on Exhibit A hereto.

          (b) "Company Affiliate" shall mean any employer which, at the time of reference, was, with the Company, a member of a controlled group of corporations or trades or businesses under common control, or a member of an affiliated service group, as determined under regulations issued by the Secretary of the Treasury or his delegate under Code Sections 414(b), (c), (m) and 415(h) and any other entity required to be aggregated with the Company pursuant to regulations issued under Code Section 414(o).

SECTION 1.12. - COMPANY STOCK

               "Company Stock" shall mean shares of Class B Common Stock, $0.01 par value, of PacifiCare Health Systems, Inc.

SECTION 1.13. - COMPANY STOCK FUND

               "Company Stock Fund" shall mean the Investment Fund invested in shares of Company Stock, cash and cash equivalents in accordance with Section 6.4.

SECTION 1.14. - COMPENSATION

               (a) "Compensation" of a Participant for any Plan Year shall mean his Statutory Compensation for such Plan Year, excluding all reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, and welfare benefits (including severance benefits), but in no event greater than $160,000 (adjusted for increases in the cost of living described in Code Section 401(a)(17)); provided, that, if the Plan Year is less than 12 months, such limit shall be reduced to an amount equal to such limit multiplied by a fraction, the numerator representing the number of months in the Plan Year and the denominator of which is 12.

               (b) The Administrator may elect for any Plan Year and solely for the purposes of Sections 1.16 and 1.17 to exclude from Compensation of Participants that part thereof that is contributed pursuant to a salary reduction agreement and is not includible in gross income under Code Section 125, 402(e)(3), 402(h) or 403(b).

SECTION 1.15. - CONTRIBUTION GROUP

               (a) "Contribution Group" of a Participant for a Plan Year shall mean the group comprised of the Participants who are employed on the last day of such Plan Year by one or more of the companies, divisions, facilities or operational units of the Company designated by the Administrator for purposes of allocating contributions to such group of Participants under Sections 4.1(d) and 5.3(d); provided, however, that, in the event a Participant is transferred from the Company to a Company Affiliate during a Plan Year and is employed by a Company Affiliate on the last day of such Plan Year, such Participant shall be considered employed by the last company, division, facility or operational unit of the Company that employed such Participant on the last day of such Plan Year, for purposes of determining such Participant's membership in a Contribution Group under this subsection (a) for such Plan Year.

               (b) The Administrator shall designate the "Contribution Groups" for any Plan Year not later than the first day of such Plan Year; provided, however, that, in the event that the Administrator fails to designate one or more "Contribution Groups" for any Plan Year, all Active Participants who are employed on the last day of the Plan Year by the Company shall be treated as members of a single "Contribution Group."

SECTION 1.16. - CONTRIBUTION PERCENTAGE

               (a) "Contribution Percentage" for a Plan Year, with respect to Participants who were Highly Compensated Employees for such Plan Year, shall mean the average of the decimal numbers obtained, as to each Participant who was a Highly Compensated Employee for such Plan Year, by dividing

                    (i) his allocations for such Plan Year described in subsection (c), by

                    (ii)   his Compensation for such Plan Year.

               (b) "Contribution Percentage" for a Plan Year, with respect to Participants who were not Highly Compensated Employees for such Plan Year, shall mean, the average of the decimal numbers obtained, as to each Participant who was not a Highly Compensated Employee for such Plan Year, by dividing

                    (i) his allocations for such Plan Year described in subsection (c), by

                    (ii)   his Compensation for such Plan Year.

               (c)  The allocations described in this subsection are

                    (i) allocations to his Matching Account under Section 5.3(b) (and employee contributions and employer matching contributions under any other plans which are aggregated with the Plan under Code Section 401(m)(2)(B)),

                    (ii) allocations to his Deferred Compensation Account, to the extent that the Administrator elects to take such allocations into account under Section 5.5, and

                    (iii) allocations to his Two Percent Contributions Account, to the extent the Administrator elects to take such allocations into account under Section 5.5.

               (d) For purposes of this Section, all plans required to be taken into account under Code Section 401(m)(2)(B) shall be treated as a single plan. This Section shall be applied separately with respect to each "plan" within the meaning of Treas. Reg. Section 1.401(m)-1(f)(14).

               (e) The Administrator may elect to limit Compensation of a Participant taken into account for purposes of subsection (a)(ii) and (b)(ii) to amounts received by him while he is eligible to receive a contribution to his Matching Account for the Plan Year; provided, however, that such determination shall be applied uniformly to all Participants for the Plan Year in question.

SECTION 1.17. - DEFERRAL PERCENTAGE

               (a) "Deferral Percentage" for a Plan Year, with respect to Participants who were Highly Compensated Employees for such Plan Year, shall mean the average of the decimal numbers obtained, as to each Participant who was a Highly Compensated Employee for such Plan Year, by dividing

                    (i) the amount, if any, credited to his Deferred Compensation Account for such Plan Year under the Plan and any other plans which are aggregated with the Plan under Code Section 401(k)(3)(A) (including any excess amounts described in Code Section 402(g), but excluding any excess amounts distributed to him pursuant to Section 16.4(b)) (and, to the extent elected by the Administrator under Section 3.8(d), amounts credited to his Two Percent Contributions Account for that Plan Year), by

                    (ii) his Compensation for such Plan Year.

               (b) "Deferral Percentage" for a Plan Year, with respect to Participants who were not Highly Compensated Employees for such Plan Year, shall mean the average of the decimal numbers obtained, as to each Participant who was not a Highly Compensated Employee for such Plan Year, by dividing

                    (i) the amount, if any, credited to his Deferred Compensation Account for such Plan Year under the Plan and any other plans which are aggregated with the Plan under Code Section 401(k)(3)(A) (excluding any excess amounts distributed to him pursuant to Section 16.4(b)) (and, to the extent elected by the Administrator under Section 3.8(d), amounts credited to his Two Percent Contributions Account for that Plan Year), by

                    (ii) his Compensation for such Plan Year.

               (c) For purposes of this Section, all plans required to be taken into account under Code Section 401(k)(3)(A)(ii) shall be treated as a single plan. This Section shall be applied separately with respect to each "plan," within the meaning of Treas. Reg. Section 1.401(k)-1(g)(11).

               (d) The Administrator may elect to limit Compensation of a Participant taken into account for purposes of subsection (a)(ii) and (b)(ii) to amounts received by him while he is eligible to defer Compensation for the Plan Year; provided, however, that such determination shall be applied uniformly to all Participants for the Plan Year in question.

SECTION 1.18. - DEFERRED COMPENSATION

               "Deferred Compensation" of a Participant shall mean an amount contributed by the Company to the Plan for him under Section 4.1(a).

SECTION 1.19. - DEFERRED COMPENSATION ACCOUNT

               "Deferred Compensation Account" of a Participant shall mean his individual account in the Trust Fund established in accordance with Section 5.1.

SECTION 1.20. - DIRECT ROLLOVER

               "Direct Rollover" shall mean a payment by the Plan to an Eligible Retirement Plan designated by a Direct Rollover Distributee.

SECTION 1.21. - DIRECT ROLLOVER DISTRIBUTEE

               "Direct Rollover Distributee" shall mean a Participant or former Participant, Surviving Spouse of a Participant or former Participant, or a Spouse or former Spouse of a Participant or former Participant who is an alternate payee under a "qualified domestic relations order," as defined in Code
Section 414(p).

SECTION 1.22. - DISABILITY RETIREMENT

               "Disability Retirement" of a Participant shall mean his Separation from the Service authorized by the Administrator upon its finding, based on competent medical evidence, that the Participant, as a result of mental or physical disease or condition, will be permanently unable to discharge his assigned duties.

SECTION 1.23. - DISABILITY RETIREMENT DATE

               "Disability Retirement Date" of a Participant shall mean the date (prior to his Normal Retirement Date) fixed by the Administrator for his Disability Retirement.

SECTION 1.24. - DISCRETIONARY CONTRIBUTIONS ACCOUNT

               "Discretionary Contributions Account" of a Participant shall mean his individual account in the Trust Fund established in accordance with Section 5.2(c).

SECTION 1.25. - ELIGIBLE RETIREMENT PLAN

               "Eligible Retirement Plan" shall mean an individual retirement account (described in Code Section 408(a)), an individual retirement annuity (described in Code Section 408(b)), an annuity plan (described in Code Section 403(a)), or a qualified trust (described in Code Section 401(a)), that will accept a Direct Rollover Distributee's Eligible Rollover Distribution; provided, however, that in the case of an Eligible Rollover Distribution to a Direct Rollover Distributee who is a Surviving Spouse of a Participant or former Participant, an "Eligible Retirement Plan" shall mean only an individual retirement account or an individual retirement annuity.

SECTION 1.26. - ELIGIBLE ROLLOVER DISTRIBUTION

               (a) Except as provided in subsection (b),"Eligible Rollover Distribution" shall mean any distribution of all or any portion of a Participant's or former Participant's Accounts to a Direct Rollover Distributee.

               (b) "Eligible Rollover Distribution" shall not mean any distribution of all or a portion of a Participant's or former Participant's Accounts

                    (i) that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Direct Rollover Distributee or the joint lives (or joint life expectancies) of the Direct Rollover Distributee and the Direct Rollover Distributee's Beneficiary,

                    (ii) that is paid for a specified period of ten years or more,

                    (iii) that is part of a series of distributions during a calendar year to the extent that such distributions are expected to total less than $200 or a total lump sum distribution which is equal to less than $200, as described in Temp. Reg. Section 1.401(a)(31)-1T A-11,

                    (iv)  to the extent such distribution is required under Code
     Section 401(a)(9), or

                    (v) to the extent such distribution is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

SECTION 1.27. - EMPLOYEE

               "Employee" shall mean any person who renders services to the Company in the status of an employee as the term is defined in Code Section 3121(d). Except as provided in Subsection 1.30(b) and Section 1.31, "Employee" shall not include leased employees treated as Employees of the Company pursuant to Code Sections 414(n) and 414(o) or employees of a Company Affiliate (or leased employees treated as employees of a Company Affiliate).

SECTION 1.28. - ERISA

               "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

SECTION 1.29. - HARDSHIP

               (a) "Hardship" of a Participant as determined by the Administrator in its discretion on the basis of all relevant facts and circumstances and in accordance with the following nondiscriminatory and objective standards, uniformly interpreted and consistently applied, and without regard to the existence of other resources which are reasonably available to the Participant in question, shall mean any one or more of the following:

                    (i) Unreimbursed expenses for medical care, described in Code Section 213(d), previously incurred by him, his Spouse, or his dependent (as described in Code Section 152), or necessary for him, his Spouse or his dependent to obtain such medical care.

                    (ii) Costs directly related to the purchase (excluding mortgage payments) of a principal residence for him.

                    (iii) Payment of tuition, related educational fees and room and board expenses for the next 12 months of post-secondary education for him, his Spouse, children, or his dependents (as so described).

                    (iv) Payments necessary to prevent his eviction from his principal residence, or foreclosure on the mortgage of his principal residence.

               (v) Any other event identified by the Commissioner of Internal Revenue in revenue rulings, notices and/or other documents of general applicability for inclusion in the foregoing list.

                    (vi) Costs and expenses for any of the following which constitute an immediate and heavy financial need of the Participant, if as to him, it is a rare and unusual event:

                         a    Funeral and/or burial of his Spouse, parent,
          brother, sister, child, dependent (as defined in Code Section 152), or member of his immediate household.

                         b    The purchase or repair of a vehicle for his
          transportation to and from work at the Company when no other method of such transportation (including rental or lease of a vehicle) is reasonably available.

                         c    The payment of his taxes when necessary to avoid
          penalties or seizure of his property.

                         d    Withholding and/or payment of tax attributable to
          his Hardship withdrawal.

                         e    The satisfaction of a substantial judgment, award,
          fine, levy, garnishment, or other liability assessed against or incurred by him.

                         f    An increase in the size of, or of living space in,
          his principal residence, when reasonably necessary for the housing of his immediate family and/or dependents (as defined in Code Section
          152).

                         g    Repair or reconstruction of his principal
          residence due to fire, flood, wind, earthquake, vandalism or other casualty.

                         h    Any other event of equal seriousness and financial
          impact.

          (b) A financial need shall not fail to qualify as immediate and heavy merely because such need was reasonably foreseeable by the Participant or voluntarily incurred by him.

SECTION 1.30. - HIGHLY COMPENSATED EMPLOYEE

          (a) For any Plan Year, a "Highly Compensated Employee" shall mean any Employee who

               (i) in the previous Plan Year, or the current Plan Year, was a 5% owner of the Company (within the meaning of Code Section 414(q)(2)), or

               (ii) in the previous Plan Year, had Statutory Compensation in excess of $80,000 (adjusted as described in Code Section 414(q)(1)(B)), and was in the group consisting of the top 20% of Employees (excluding for such purpose such Employees described in Code Section 414(q)(5) as are excluded under the Rules of the Plan) when ranked by Statutory Compensation for the previous Plan Year.

For each Plan Year, the "top-paid group election" shall be applied for purposes of the determination under this subsection (a).

          (b) For purposes of this Section, "Employee" shall include leased employees treated as Employees of the Company pursuant to Code Section 414(n) or 414(o) and shall include employees of a Company Affiliate treated as Employees, but shall not include an Employee who is on a leave of absence throughout the Plan Year, or an Employee who will not attain age 55 before the last day of such Plan Year who receives Statutory Compensation for the Plan Year in an amount less than 50% of such Employee's average annual Statutory Compensation for the three consecutive calendar years preceding such Plan Year during which such Employee received the greatest amount of Statutory Compensation (or the total period of the Employee's employment by the Company or any Company Affiliate, if less).

SECTION 1.31. - HOUR OF SERVICE

          (a) Except as provided in subsection (b), "Hour of Service" of an Employee (including a leased employee pursuant to Code Sections 414(n) and (o)) shall mean the following:

               (i) Each hour for which he is paid or entitled to payment by the Company or a Company Affiliate for the performance of services.

               (ii) Each hour in or attributable to a period of time during which he performs no duties (irrespective of whether he has had a Separation from the Service) due to a vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or a leave of absence for which he is so paid or so entitled to payment by the Company or a Company Affiliate, whether direct or indirect; provided, however, that

                    a    no more than 501 Hours of Service shall be credited
          under this paragraph to an Employee on account of any such period; and

                    b    no such hours shall be credited to an Employee if
          attributable to payments made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws or to a payment which solely reimburses the Employee for medical or medically related expenses incurred by him.

               (iii) Each hour for which he is entitled to back pay, irrespective of mitigation of damages, whether awarded or agreed to by the Company or a Company Affiliate.

               (iv) Each hour while on unpaid leave pursuant to the Family and Medical Leave Act of 1993 for which he would have been paid or entitled to payment by the Company or a Company Affiliate had he been performing services.

For purposes of this subsection, "Hours of Service" credited under paragraphs
(ii), (iii) and (iv) shall be calculated in accordance with 29 C.F.R. Section 2530.200b-2(b). Each Hour of Service shall be attributed to the computation period in which it occurs except to the extent that the Company, in accordance with 29 C.F.R. Section 2530.200b-2(c), credits such "Hour of Service" to another computation period under a reasonable method consistently applied.

          (b) If an Employee (including a leased employee pursuant to Code Sections 414(n) and (o)) is employed in a regular, full-time classification or position, and the employment of the Employee by the Company or a Company Affiliate is exempt from the wage and hour requirements of the Fair Labor Standards Act of 1938, as amended, during any semi-monthly payroll period and such Employee is credited with one or more "Hours of Service" during such semi-monthly payroll period pursuant to subsection (a), such Employee shall be credited with 95 "Hours of Service" for such period in accordance with 29 C.F.R.
Section 2530.200b-3(e) in lieu of the "Hours of Service" that would otherwise have been credited to such Employee for such period under subsection (a). In the event of a semi-monthly period occurring in two computation periods, the "Hours of Service" credited under this subsection shall be credited to the computation periods in which the semi-monthly period commences in accordance with 29 C.F.R. Section 2530.200b-3(e)(6). Notwithstanding the foregoing, in the case of a payment to an Employee described in 29 C.F.R. Section 2530.200b-2(b)(2) (relating to payments not calculated on the basis of units of time), such Employee shall be credited with the number of "Hours of Service" determined under 29 C.F.R. Section 2530.200b-2(b)(2) and (3).

          (c) (i) Solely for the purposes of Section 1.9(b), "Hour of Service" of an Employee shall include each hour in or attributable to a Plan Year during which the Employee performs no duties for the Company or a Company Affiliate (irrespective of whether he has had a Separation from Service) due to an absence from work
                     a    by reason of pregnancy of the Employee,


                     b    by reason of the birth of a child of the Employee,

                     c    by reason of the placement of a child with the
          Employee in connection with the adoption of such child by the Employee, or

                     d    for purposes of caring for such child for a period
          beginning immediately following such birth or placement,

subject, however, to the provisions of paragraphs (ii), (iii) or (iv) below.

               (ii)  The hours described in paragraph (i) are

                     a    the Hours of Service which otherwise would normally
          have been credited to the Employee but for such absence, or

                     b    in any case in which the Plan is unable to determine
          such hours, eight Hours of Service per day of such absence,

     provided, however, that the total number of hours treated as Hours of Service under paragraph (i) for any such reason or purpose shall not exceed 501.

               (iii) The hours described in paragraph (ii) shall be treated as Hours of Service under paragraph (i)

                     a    only in the Plan Year in which the absence from work
          for such reason or purpose begins if the Employee would be prevented from incurring a Break in Service Year in such Plan Year solely because of the provisions of paragraphs (i) and (ii), or

                     b    in any other case, in the immediately following Plan
          Year.

               (iv)  No credit for hours referred to in paragraphs (i), (ii) and
     (iii) shall be given unless the Employee furnishes to the Administrator (or its delegate) such timely information as the Administrator may reasonably require to establish

                     a    that the absence from work is for a reason or purpose
          described in paragraph (i), and

                     b    the number of days for which there was such an
          absence.

          (d) The Hours of Service of an Employee occurring prior to June 1, 1985 shall be determined by the Administrator from reasonably accessible records by means of appropriate calculations and approximations or, if such records are insufficient to make an appropriate determination, by reasonable estimation.

          (e) The provisions of Exhibit C hereto shall apply in determining the Hours of Service of a former employee of Freedom Plan Inc.

SECTION 1.32. - INVESTMENT FUND

          "Investment Fund" shall mean one of the investment funds of the Trust Fund which is authorized by the Administrator at the time of reference.

SECTION 1.33. - LEVELING METHOD

          (a) For purposes of Section 3.8(e), the "Leveling Method" shall mean the following method of allocating the total dollar amount of the excess contributions (within the meaning of Treas. Reg. Section 1.401(k)-1(g)(7)) under
Section 3.8 for any Plan Year among the Participants who were Highly Compensated Employees for such Plan Year. Under this method, the portion of the total dollar amount of excess contributions allocated to each Participant who was a Highly Compensated Employee for such Plan Year is determined by applying the following steps:

               (i) The dollar amount of the excess contributions for each Participant who was a Highly Compensated Employee for the Plan Year shall be determined in the manner described in Code Section 401(k)(8)(B) and Treas. Reg. Section 1.401(k)-1(f)(2).

               (ii) The total dollar amount of excess contributions shall be determined by the sum of the amounts determined under paragraph (i) for the Participants who were Highly Compensated Employees for such Plan Year. The total dollar amount of excess contributions shall be allocated in accordance with paragraphs (iii) and (iv).

               (iii) The allocations described in Section 1.17(a)(i) for the Participant who was a Highly Compensated Employee for the Plan Year with the highest dollar amount of allocations described in Section 1.17(a)(i) shall be reduced by the amount required to cause that Participant's allocations described in Section 1.17(a)(i) to equal the dollar amount of the allocations of the Participant who was a Highly Compensated Employee for the Plan Year with the next highest dollar amount of allocations. The amount of such reduction shall then be distributed to the Participant who was a Highly Compensated Employee for the Plan Year with the highest dollar amount of allocations. If a lesser reduction, when added to the dollar amount already distributed under this paragraph (iii), if any, would equal the total dollar amount of excess contributions determined under paragraph
     (ii), the lesser reduction amount shall be distributed.

               (iv) If the total dollar amount of excess contributions distributed under paragraph (iii) is less than the total dollar amount of excess contributions determined under paragraph (ii), paragraph (iii) shall be repeated to the extent required.

          (b) For purposes of Section 5.5(d), the "Leveling Method" shall mean the following method of allocating the total dollar amount of the excess aggregate contributions (within the meaning of Treas. Reg. Section 1.401(m)-1(f)(8)) under Section 5.5 for any Plan Year among the Participants who were Highly Compensated Employees for such Plan Year. Under this method, the portion of the total dollar amount of the excess aggregate contributions allocated to each Participant who was a Highly Compensated Employee for such Plan Year is determined by applying the following steps:

               (i) The dollar amount of the excess aggregate contributions for each Participant who was a Highly Compensated Employee for the Plan Year shall be determined in the manner described in Code Section 401(m)(6)(C) and Treas. Reg. Section 1.401(m)-1(e)(2).

               (ii) The total dollar amount of excess aggregate contributions shall be determined by the sum of the amounts determined under paragraph
     (i) for the Participants who were Highly Compensated Employees for such Plan Year. The total dollar amount of excess aggregate contributions shall be allocated in accordance with paragraphs (iii) and (iv).

               (iii) The allocations described in Section 1.16(c) for the Participant who was a Highly Compensated Employee for the Plan Year with the highest dollar amount of allocations described in Section 1.16(c) shall be reduced by the amount required to cause that Participant's allocations described in Section 1.16(c) to equal the dollar amount of the allocations of the Participant who was a Highly Compensated Employee for the Plan Year with the next highest dollar amount of allocations. The amount of such reduction shall then be distributed to the Participant who was a Highly Compensated Employee for the Plan Year with the highest dollar amount of allocations. If a lesser reduction, when added to the dollar amount already distributed under this paragraph (iii), if any, would equal the total dollar amount of excess aggregate contributions determined under paragraph (ii), the lesser reduction amount shall be distributed.

               (iv) If the total dollar amount of excess aggregate contributions distributed under paragraph (iii) is less than the total dollar amount of excess aggregate contributions determined under paragraph (ii), paragraph
     (iii) shall be repeated to the extent required.


SECTION 1.34. - MATCHING ACCOUNT

               "Matching Account" of a Participant shall mean his individual account established in accordance with Section 5.2(b).

SECTION 1.35. - MILITARY LEAVE

               Any Employee who leaves the Company or a Company Affiliate directly to perform service in the Armed Forces of the United States or in the United States Public Health Service under conditions entitling him to reemployment rights, as provided in the laws of the

United States, shall, solely for purposes of the Plan and irrespective of whether he is compensated by the Company or a Company Affiliate during such period of service, be on Military Leave. An Employee's Military Leave shall expire if such Employee voluntarily resigns from the Company or such Company Affiliate during such period of service or if he fails to make application for reemployment within the period specified by such laws for the preservation of his reemployment rights. For purposes of computing an Employee's Service, no more than 365 days of Service shall be credited for any Military Leave.

SECTION 1.36. - NORMAL RETIREMENT

               "Normal Retirement" of a Participant shall mean his Separation from the Service upon his Normal Retirement Date, or after such date (except by death) as permitted under Article X.

SECTION 1.37. - NORMAL RETIREMENT DATE

               "Normal Retirement Date" of a Participant shall mean the first day of the month coinciding with or next following his sixty-fifth birthday.

SECTION 1.38. - PARTICIPANT

               "Participant" shall mean any person included in the Plan as provided in Article II.

SECTION 1.39. - PAYDAY

               "Payday" of a Participant shall mean the regular and recurring established day for payment of Compensation to Employees in his classification or position.

SECTION 1.40. - PLAN

               "Plan" shall mean The PacifiCare Health Systems, Inc. Savings and Profit-Sharing Plan.

SECTION 1.41. - PLAN REPRESENTATIVE

               "Plan Representative" shall mean any person or persons designated by the Administrator to function in accordance with the Rules of the Plan.

SECTION 1.42. - PLAN YEAR

               "Plan Year" shall be the calendar, including all such years prior to the adoption of the Plan.

SECTION 1.43. - ROLLOVER ACCOUNT

               "Rollover Account" of a Participant shall mean his individual account in the Trust Fund established in accordance with Section 14.18.

SECTION 1.44. - RULES OF THE PLAN

               "Rules of the Plan" shall mean the rules adopted by the Administrator pursuant to Section 14.1(a)(ii) for the administration, interpretation or application of the Plan.

SECTION 1.45. - SEPARATION FROM THE SERVICE

               (a) "Separation from the Service" of an Employee shall mean his resignation from or discharge by the Company or a Company Affiliate, or his death, Normal or Disability Retirement but not his transfer among the Company and Company Affiliates.

               (b) A leave of absence or sick leave authorized by the Company or a Company Affiliate in accordance with established policies, a vacation period, a temporary layoff for lack of work or a Military Leave shall not constitute a Separation from the Service; provided, however, that

                    (i) continuation upon a temporary layoff for lack of work for a period in excess of three months shall be considered a discharge effective as of the expiration of the third month of such period, and

                    (ii) failure to return to work upon expiration of any leave of absence, sick leave, or vacation or within three days after recall from a temporary layoff for lack of work, or before expiration of a Military Leave shall be considered a resignation effective as of the date of expiration of such leave of absence, sick leave, vacation, Military Leave or the expiration of the third day after recall from such temporary layoff.

SECTION 1.46. - SERVICE

               (a) "Service" of an Employee, expressed in days, shall mean the period of elapsed time which, or the sum of such periods each of which, is measured from

                    (i) his first Hour of Service, or his first Hour of Service following a Break in Service Year, as the case may be, to

                    (ii) a    the first day of his first subsequent Break in
          Service Year, or

                         b    the first day of the 12 month period immediately
          preceding the first day of his first subsequent Break in Service Year if the Break in Service Year occurs for the reasons described in
          Section 1.9(a)(ii).

          (b) The provisions of Exhibit C hereto shall apply in determining the Service of a former employee of Freedom Plan Inc.

SECTION 1.47. - SPOUSAL CONSENT

               "Spousal Consent" to an election, designation or other action of a Participant, shall mean the written consent thereto of the Spouse of the Participant, witnessed by a Plan Representative or a notary public, which acknowledges the effect of such election on the rights of the Spouse, and, in the case of consent to a Beneficiary designation, with such designation not being changeable without further Spousal Consent unless the prior Spousal Consent expressly permits such changes without the necessity of further Consent. Spousal Consent shall be deemed to have been obtained if it is established to the satisfaction of the Plan Representative that it cannot actually be obtained because there is no Spouse, or because the Spouse could not be located, or because of such other circumstances as the Secretary of the Treasury by regulation may prescribe. Any Spousal Consent shall be effective only with respect to the Spouse in question.

SECTION 1.48. - SPOUSE; SURVIVING SPOUSE

               "Spouse" or "Surviving Spouse" of a Participant or former Participant shall mean the spouse to whom he was married on the date of his death; provided, however, that to the extent required by a qualified domestic relations order issued in accordance with Code Section 414(p), a former Spouse shall be treated as a Surviving Spouse.

SECTION 1.49. - STATUTORY COMPENSATION

               "Statutory Compensation" of a Participant for any Plan Year shall mean his total taxable remuneration received from the Company and all Company Affiliates in that Plan Year for services rendered as an Employee (including those items not reported on Form W-2 as determined under Treas. Reg.
Section 1.415-2(d)(2)(iii)-(vi)), and including any elective deferrals as defined in Code Section 402(g)(3) and any amounts not includable in gross income by reason of Code Section 125 (cafeteria plan) or Code Section 457 (deferred compensation plan of state and local governments and tax-exempt organizations), and excluding

               (a) Company and Company Affiliate contributions to a deferred compensation plan (to the extent includable in the Participant's gross income solely by reason of Code Section 415) or to a simplified employee pension plan (to the extent deductible by the Participant) and any distribution from a deferred compensation plan (other than an unfunded, non-qualified plan),

               (b) amounts realized from the exercise of a non-qualified stock option or taxable by reason of restricted property becoming freely tradable or free of a substantial risk of forfeiture, as described in Code Section 83,

               (c) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option, and

               (d) other amounts which receive special tax benefits such as Company or Company Affiliate contributions toward the purchase of an annuity contract described in Code Section 403(b) (whether or not excludable from the Participant's gross income).

SECTION 1.50. - TRUST

               "Trust" shall mean the trust established pursuant to the Trust Agreement.

SECTION 1.51. - TRUST AGREEMENT

               "Trust Agreement" shall mean that certain Trust Agreement Pursuant to The PacifiCare Health Systems, Inc. Savings and Profit-Sharing Plan, providing for the investment and administration of the Trust Fund. By this reference, the Trust Agreement is incorporated herein.

SECTION 1.52. - TRUST FUND

               "Trust Fund" shall mean the fund established under the Trust Agreement by contributions made by the Company and Participants pursuant to the Plan and from which any distributions under the Plan are to be made. It shall be composed of separate Investment Funds as permitted under the Rules of the Plan.

SECTION 1.53. - TRUSTEE

               "Trustee" shall mean the Trustee under the Trust Agreement.

SECTION 1.54. - TWO PERCENT CONTRIBUTIONS ACCOUNT

               "Two Percent Contributions Account" of a Participant shall mean his individual account in the Trust Fund established in accordance with Section 5.2(a). The "Two Percent Contributions Accounts" were previously named the "Profit Sharing Accounts."

SECTION 1.55. - VESTED

               "Vested," when used with reference to a Participant's Accounts, shall mean non-forfeitable.

SECTION 1.56. - YEARS OF VESTING SERVICE

               "Years of Vesting Service" of an Employee, measured in years and determined as of the point in time in question, shall mean 1/365th of his days of Service (ignoring any fraction in the result).

                                  ARTICLE II.

                                  ELIGIBILITY

SECTION 2.1. - REQUIREMENTS FOR PARTICIPATION

               (a) Present Participants shall continue to participate in the Plan.

               (b) Except as provided in subsections (c) and (d), any other person who on the first day of any calendar month

                    (i)   is an Employee,

                    (ii)  has completed

                          a    the 12-month period beginning on the date of his
          first Hour of Service in which he had at least 1,000 Hours of Service, or

                          b    a Plan Year beginning on or after the date of his
          first Hour of Service in which he had at least 1,000 Hours of Service,

                    (iii) is not employed in a Bargaining Unit, and

                    (iv) is not employed in a position or classification designated by the Administrator as excluded from eligibility to participate in the Plan,

shall become a Participant on such day.

               (c) Any Participant whose participation terminates shall again become a Participant effective as of his first subsequent Hour of Service as an Employee in a position or classification which is not within a Bargaining Unit.

               (d) A former Employee who was not an Employee on the first day of the calendar month on which he first met all other eligibility requirements shall become a Participant effective as of his first subsequent Hour of Service as an Employee in a position or classification which is not within a Bargaining Unit.

               (e) The provisions of Exhibit C hereto shall apply in determining the eligibility of a former employee of Freedom Plan Inc.

SECTION 2.2. - NOTICE OF PARTICIPATION

               On or before the date on which an Employee becomes a Participant, the Administrator shall give him written notice thereof.

SECTION 2.3. - ENROLLMENT FORM

               The Administrator shall provide an enrollment form on which the Participant should set forth

               (a) his name, date of birth, name of Spouse and other such relevant information,

               (b) his consent that he, his successors in interest and assigns and all persons claiming under him shall, to the extent consistent with applicable law, be bound by the statements contained therein and the provisions of the Plan and the Trust Agreement as they now exist and as they may be amended from time to time, and

               (c) his statement as to whether he elects to defer Compensation within the limits of Section 3.1, his selection of the amount of his deferral within the limits of Section 3.1, and his authorization for the Company to pay the same to the Trust Fund in accordance with Section 4.1.

SECTION 2.4. - INACTIVE STATUS

               (a) A Participant who is transferred directly to a Company Affiliate, or to a position or classification which is within a Bargaining Unit, or a position or classification designated by the Administrator as excluded from eligibility to participate, shall thereupon cease to be an Active Participant.

               (b) If such a Participant is retransferred to a position or classification with the Company that is not within a Bargaining Unit and that is not designated by the Administrator as excluded from eligibility to participate in the Plan, he shall thereupon again be an Active Participant.

                                  ARTICLE III.

                             PARTICIPANTS' DEFERRALS

SECTION 3.1. - DEFERRAL OF COMPENSATION

               Each Active Participant may elect, in accordance with the Rules of the Plan, to defer for any Plan Year, the lesser of

               (a) any whole number percentage, which is not less than 2% nor more than 12% percent (or such other percentage or percentages as are established by the Administrator), of his Compensation for each Payday after his election hereunder in such Plan Year, and

               (b) such amount as shall not cause the total of such deferrals for any calendar year to exceed the excess of $10,000 (adjusted for increases in the cost of living for such calendar year as described in Code
     Section 402(g)(5)) over any amounts described in Code Section 402(g)(3) for such calendar year and not deferred hereunder.

SECTION 3.2. - SUSPENSION OF DEFERRAL

               An Active Participant may, upon such prior written notice to the Administrator as is required under the Rules of the Plan, elect to suspend deferral of his Compensation hereunder.

SECTION 3.3. - COMMENCEMENT, RESUMPTION OR CHANGE OF DEFERRED COMPENSATION

               As permitted under the Rules of the Plan,

               (a) an Active Participant in the Plan who previously declined to defer a percentage of his Compensation may, upon such prior written notice to the Administrator as is required under the Rules of the Plan, elect to commence deferral of his Compensation under Section 3.1 within the limits thereof;

               (b) after an Active Participant has suspended deferral of his Compensation under Section 3.2, such Active Participant may, upon notice to the Administrator, elect to resume deferral of his Compensation under
     Section 3.1 within the limits thereof; and

               (c) an Active Participant may, upon prior written notice to the Administrator, elect to change his rate of deferral of his Compensation within the limits of Section 3.1.

SECTION 3.4. - DEPOSIT IN TRUST

               An Active Participant's deferrals shall be transmitted to the Trustee in accordance with Sections 4.1(a) and 4.3(a)(i) and shall be invested by the Trustee in accordance with Article VI.

SECTION 3.5. - WITHDRAWAL FROM DEFERRED COMPENSATION ACCOUNT OTHER THAN FOR
               HARDSHIP

               A Participant may make a lump sum withdrawal in cash from his Deferred Compensation Account in the event of

               (a) a deferral in excess of the limitation of Section 3.1(b), in the amount of principal and interest (computed in a consistent and reasonable manner in accordance with Section 7.1 and Code Section 401(a)(4)) allowed by Code Section 402(g)(2)(A)(ii),

               (b) a deferral in excess of the limitation of Section 3.8, in the amount of principal and interest allowed by Code Section 401(k)(8) (in which case the Participant shall be deemed to notify the Administrator of such excess amounts made to the Plan and any other plans of the Company or a Company Affiliate),

               (c) the circumstances specified in Code Section 401(k)(10), in the amount of principal and interest allowed thereunder, and

               (d)  the circumstances specified in subsection 16.4(b).

SECTION 3.6. - HARDSHIP WITHDRAWAL FROM DEFERRED COMPENSATION ACCOUNT

               A Participant may make a withdrawal in cash from his Deferred Compensation Account on account of Hardship, subject to the following requirements:

               (a) A Participant's aggregate Hardship withdrawals shall not exceed the lesser of

                    (i)  the lesser of

                         a    the amount by which

                              1    the aggregate principal amount of his
               Deferred Compensation Account, if any, together with income allocable thereto credited as of December 31, 1988), exceeds

                              2    the unpaid amount due on his outstanding loan
               or loans, if any under subsection (c)(i) or subsection (d)(iv), and

                         b    the amount which is necessary to satisfy the
          Hardship (including any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution), or

                    (ii) the amount which cannot be satisfied from other resources which are reasonably available to the Participant.

               (b) Unless the Participant elects that the conditions of subsection (c) and (e) shall apply, the requirements of subsection (d) must be satisfied.

               (c)  The conditions of this subsection are:

                    (i) the Participant shall obtain all distributions (other than Hardship distributions), and all nontaxable loans currently available under all plans maintained by the Company or any Company Affiliate;

                    (ii) the Participant shall not be permitted to make further deferrals of Compensation under the Plan or any other plan (whether or not qualified) maintained by the Company or any Company Affiliate for 12 months thereafter; and

                    (iii) the sum of the Participant's deferrals of Compensation under this Article (and other plans maintained by the Company or any Company Affiliate) in his taxable year in which the Hardship distribution is received and in his next taxable year shall not exceed $10,000 (as adjusted for increases in the cost of living as described in Code Section 402(g)(5)).

               (d) To meet the requirements of this subsection the Participant must certify to the Administrator in writing that the financial need in question cannot be satisfied

                    (i) through reimbursement or compensation by insurance or otherwise,

                    (ii) by reasonable liquidation of the assets of himself or of those assets which he owns jointly or in common with his Spouse, a minor child, or any other person (but not of property held for his Spouse or child under an irrevocable trust or the Uniform Gifts to Minors Act),

                    (iii) by cessation of deferrals of Compensation under this Article III, and all other plans (whether or not qualified) of the Company and any Company Affiliate,

                    (iv) by other distributions or nontaxable (at the time of the loan) loans from plans maintained by the Company or any Company Affiliate or by any other employer, or

                    (v) by borrowing from commercial sources on reasonable commercial terms (in support of which certification the Administrator may require the Participant to submit written evidence of at least two applications for, and rejections of, loans from commercial sources), and the Administrator reasonably relies on such certification and has no actual knowledge to the contrary.

               (e) The conditions of this subsection, if any, shall be those prescribed by the Commissioner of Internal Revenue through the publication of revenue rulings, notices, and/or other documents of general applicability, as an alternate method under which a Hardship distribution will be deemed to be necessary to satisfy an immediate and heavy financial need.

               (f) A Participant whose Compensation deferrals have been suspended under subsection (c) nevertheless shall be included in determinations under Sections 1.16 and 1.17 if he would otherwise be so included.

               (g) Hardship withdrawals may not be made more frequently than at 12 month intervals.

SECTION 3.7. - OTHER WITHDRAWALS PROHIBITED

               Except as provided in Sections 3.5, 3.6, 3.8, 5.5, 9.3 and 9.4, no distribution shall be made to any Participant from his Accounts prior to his Separation from the Service.

SECTION 3.8. - DEFERRAL PERCENTAGE FAIL-SAFE PROVISIONS

               (a) For each Plan Year, the Deferral Percentage for such Plan Year with respect to Participants who were Highly Compensated Employees for such Plan Year, shall be

                    (i)  not more than 125% of, or

                    (ii) not more than two percentage points higher than, and not more than twice,

the Deferral Percentage for the previous Plan Year with respect to Participants who were not Highly Compensated Employees for such previous Plan Year under
Section 1.17(b) (determined using the definition of "Highly Compensated Employee" in effect for such previous Plan Year). To the extent necessary to achieve such result (and notwithstanding Sections 4.1(a) and 5.3) as of the end of each Plan Year, the Administrator shall take or cause to be taken one or more of the actions listed in subsection (d).

               (b) Except as provided in subsection (c), the limitations set forth in subsection (a)(ii) and Section 5.5(a)(ii) shall not both be utilized for any Plan Year.

               (c)  The limitation of subsection (b) shall not apply

                    (i) if after the application of subsection (d) and Section 5.5(b) (but only to the extent necessary to meet the requirements of Section 3.8(a)(ii) or Section 5.5(a)(ii), as applicable) and before the application of paragraph (ii), the sum of the Deferral Percentage and the Contribution Percentage for the Plan Year with respect to Participants who were Highly Compensated Employees for the Plan Year does not exceed the sum of the Deferral Percentage and the Contribution Percentage for the previous Plan Year with respect to Participants who were not Highly Compensated Employees for the previous Plan Year by more than two percentage points, or

                    (ii) if

                         a    the limitation of paragraph (i) is exceeded, and

                         b    the sum of the Deferral Percentage and the
          Contribution Percentage for the Plan Year with respect to the Participants who were Highly Compensated Employees for such Plan Year does not exceed the greater of

                              1    the sum of

                                   A    125% of the greater of the Deferral
                    Percentage, or the Contribution Percentage, for the previous Plan Year with respect to Participants who were not Highly Compensated Employees for such previous Plan Year, and

                                   B    that percentage which is not more than
                    two percentage points higher than, and not more than twice the lesser of the Deferral Percentage, or the Contribution Percentage, for the previous Plan Year with respect to Participants who were not Highly Compensated Participants for such previous Plan Year, or

                              2    the sum of

                                   A    125% of the lesser of the Deferral
                    Percentage, or the Contribution Percentage, for the previous Plan Year with respect to the Participants who were not Highly Compensated Employees for such previous Plan Year, and

                                   B    that percentage which is not more than
                    two percentage points higher than, and not more than twice the greater of the Deferral Percentage, or the Contribution Percentage, for the previous Plan Year with respect to the Participants who were not Highly Compensated Employees for such previous Plan Year.

                    (d)  In order to achieve the result described in subsections
(a), (b) and (c), the following actions shall be taken, as provided under Code
Section 401(k), the Treasury Regulations thereunder and the Rules of the Plan, in the order selected by the Administrator and to the extent necessary:

                    (i)   The Administrator shall make the election provided in
     Section 1.14(b).

                    (ii) To the extent permitted by Code Sections 401(a)(4) and 401(k) and the Treasury Regulations thereunder, allocations to Two Percent Contributions Accounts shall be taken into account for purposes of calculating the Deferral Percentages.

                    (iii) To the extent permitted by Code Sections 401(a)(4) and 401(k) and the Treasury Regulations thereunder, amounts otherwise to be credited under Sections 5.3(d) to Discretionary Contributions Accounts for such Plan Year shall be credited instead to the Two Percent Contributions Accounts of the Participants in question.

                    (iv) To the extent permitted by Code Sections 401(a)(4) and 401(k) and the Treasury Regulations thereunder, the Company may make an additional contribution to the Two Percent Contributions Accounts of certain Participants which contribution shall be allocated to Participants in inverse order of Compensation received in the Plan Year in question (lowest compensated Participant receiving the first allocation) with each Participant who receives an allocation receiving the maximum allocation permitted by Code Section 415 before any Participant with greater Compensation receives any allocation, until such contribution is fully allocated; provided, however, that, in the event the Administrator makes the election described in Section 1.17(d) for the Plan year, such additional contribution shall be allocated to Participants in inverse order of the portion of each Participant's Compensation received in the Plan Year in question while he is eligible to defer Compensation for the Plan Year.

               (e)  To the extent that the result described in subsection (a),
(b) or (c) is not achieved for a Plan Year, prior to the end of the following Plan Year, the total dollar amount of excess contributions, within the meaning of Treas. Reg. Section 1.401(k)-1(g)(7) (and any income thereon earned to the date of distribution computed in a consistent and reasonable manner in accordance with Section 7.2) for Participants who were Highly Compensated Employees for the Plan Year shall be allocated according to the Leveling Method among the Participants who were Highly Compensated Employees for the Plan Year, and shall be distributed to such Participants. The amount of any distributions under this subsection (e) with respect to a Participant for a Plan Year shall be reduced by any distributions made pursuant to Section 3.5(a) previously distributed to such Participant for his taxable year ending with or within such Plan Year. The amount of any distributions under Section 3.5(a) for any taxable year of a Participant shall be reduced by amounts distributed to such Participant pursuant to this subsection (e) for the Plan Year beginning with or within such taxable year.

               (f) To the extent the total amount of excess contributions, within the meaning of Treas. Reg. Section 1.401(k)-1(g)(7) (and any income thereon) for any Plan Year is distributed in accordance with subsection (e), the Plan shall be treated as satisfying the requirements of subsection (a) for such Plan Year, and the requirements of subsection (b) and (c) shall be applied by assuming that the Deferral Percentage for such Plan Year with respect to the Participants who were Highly Compensated Employees for such Plan Year equals the largest amount permitted under subsection (a) for such Plan Year. To the extent that the total dollar amount of excess aggregate contributions, within the meaning of Treas. Reg. Section 1.401(m)-1(f)(8) (and any income thereon) for the Plan Year is distributed in accordance with Section 5.5(d), the requirements of subsection (b) and (c) and
Section 5.5(c) shall be applied by assuming that the Contribution Percentage for the Plan Year with respect to the Participants who were Highly Compensated Employees for such Plan Year equals the largest amount permitted under Section 5.5(a).

                                     ARTICLE IV.

                             CONTRIBUTIONS OF THE COMPANY

SECTION 4.1. - DETERMINATION OF ANNUAL CONTRIBUTION

               (a) Subject to Section 16.4, for each Payday, the Company shall contribute to the Plan for each Active Participant an amount for his Deferred Compensation Account which is the amount of Deferred Compensation elected by such Active Participant under Section 3.1 or 3.3.

               (b) Subject to Section 16.4, for each Payday, the Company shall contribute to the Plan for the Matching Account of each Active Participant who deferred Compensation on such Payday an amount which is equal to the lesser of

                    (i)  50% of his Deferred Compensation for the Payday, or

                    (ii) 3% of his Compensation for the Payday.

               (c) Subject to Section 16.4, for each Payday, the Company shall contribute to the Plan for the Two Percent Contributions Account of each Active Participant an amount which is equal to 2% of his Compensation payable on such Payday.

               (d) Subject to Section 16.4, for each Plan Year, the Company shall contribute to the Plan for each Contribution Group as to which the Company so elects an additional discretionary amount to be allocated among the Discretionary Contributions Accounts of the Participants who are members of such Contribution Group.

               (e) Subject to Section 16.4, for each Plan Year, the Company shall contribute to the Plan for the Matching Account of each Participant who deferred Compensation during such Plan Year, an amount, if any, which is equal to the excess of

                    (i) the lesser of 50% of his total Deferred Compensation for the Plan Year, and 3% of his Compensation which is received in such Plan Year while he is an Active Participant, over

                    (ii) the total amount contributed by the Company to his Matching Account during the Plan Year pursuant to Section 4.1(b).

               (f) Company contributions shall be reduced by forfeitures occurring during such Plan Year under Section 11.2(a)(iii), 12.2 and 13.8(b).

SECTION 4.2. - MAXIMUM ANNUAL CONTRIBUTION

               Except for contributions described in Section 14.23, the Company's contribution for any Plan Year shall not exceed the maximum amount deductible by the Company for such Plan Year under Code Section 404(a)(3)(A) and, in any event, shall be less than that amount which would initially result in an Annual Addition of any Participant which exceeds the maximum permissible amount under Section 16.4.

SECTION 4.3. - CONTRIBUTION DATE

               (a)  The Company's contributions

                    (i) under Section 4.1(a) shall be made as of the earliest date on which such contributions can reasonably be segregated from the general assets of the Company but not later than the 15th business day of the calendar month following the calendar month in which the Deferred Compensation is withheld by the Company under Section 3.1 or 3.3,

                    (ii) under Sections 4.1(b) and (c) shall be made not later than the 15th business day of the calendar month following the calendar month in which the Payday to which such contribution relates occurs,

                    (iii) except as provided in Section 5.3(b), under Sections 4.1(d) and (e) shall be made on or before the date upon which the Company's federal income tax return is due (including extensions thereof) for its taxable year coinciding with the Plan Year in question and shall be transmitted to the Trustee and held in the Trust Fund.

               (b) If the Company makes a contribution after the end of the Plan Year for which the contribution is made

                    (i) the Company shall notify the Trustee in writing that the contribution is made for such Plan Year,

                    (ii) the Company shall claim such payment as a deduction on its federal income tax return for its taxable year coinciding with such Plan Year, and

                    (iii) the Administrator and the Trustee shall treat the payment as a contribution by the Company to the Trust actually made on the last day of such taxable year.

               (c) To the extent permitted by Code Section 404(a)(6) and other applicable law, the Company may treat any contributions under Sections 4.1(a),
(b), (c), (d) and (e) which are made with respect to a Plan Year but after the completion of the Company's fiscal year which ends within such Plan Year, as if made as of the last day of such fiscal year, for tax purposes. In such event, the Plan shall treat such contribution in the same manner as it would have been treated had it actually been received by the Plan on the last day of such fiscal year.

                                      ARTICLE V.

                PARTICIPATION IN COMPANY CONTRIBUTIONS AND FORFEITURES

SECTION 5.1. - DEFERRED COMPENSATION ACCOUNT

               The Administrator shall maintain a Deferred Compensation Account for each Participant to which shall be credited the amounts determined under
Section 4.1(a), debited amounts withdrawn or distributed under Section 3.5, 3.6, 3.8, 9.3 and 9.4 and Articles X, XI and XII and to which shall be debited or credited the amounts determined under Sections 7.2 and 16.4.

SECTION 5.2. - TWO PERCENT CONTRIBUTIONS; MATCHING ACCOUNT;
               DISCRETIONARY CONTRIBUTIONS ACCOUNT

               (a) The Administrator shall maintain a Two Percent Contributions Account for each Participant to which shall be credited the amounts determined under Section 4.1(c) and the amounts allocated thereto under Sections 3.8 and 5.5, debited amounts withdrawn or distributed under Section 9.3, and 9.4 and Articles X, XI and XII and to which shall be debited or credited amounts determined under Sections 7.2 and 16.4.

               (b) The Administrator shall maintain a Matching Account for each Participant to which shall be credited the amounts determined under Sections 4.1(b) and (e), debited amounts withdrawn or distributed under Section 9.3, and
9.4 and Articles X, XI and XII and to which shall be debited or credited the amounts determined under Sections 7.2 and 16.4.

               (c) The Administrator shall maintain a Discretionary Contributions Account for each Participant to which shall be credited the amounts determined under Section 4.1(d), debited amounts withdrawn or distributed under Sections 3.8 and 5.5 and Articles X, XI and XII and to which shall be debited or credited the amounts determined under Sections 7.2 and 16.4.

SECTION 5.3. - ALLOCATION OF COMPANY CONTRIBUTIONS

               (a) Except as provided in Section 16.4(a), Company contributions under Section 4.1(a) shall be allocated as provided therein.

               (b) Except as provided in Section 16.4(a), Company contributions under Sections 4.1(b) and (e) shall be allocated as provided therein.

               (c) Except as provided in Section 16.4(a), Company contributions under Section 4.1(c) shall be allocated as provided therein.

               (d) (i) For each Contribution Group, Participants who are members of such Contribution Group and who are Employees or employed by a Company Affiliate on the last day of the Plan Year in question shall share in the Company's contribution to the Plan with respect to such Contribution Group under Section 4.1(d) for such Plan Year in proportion to the portion of their Compensation which is received in such Plan Year while Active Participants and which is not in excess of the amount determined in paragraph (ii). The amount so allocated to each Participant shall then be credited to his Discretionary Contributions Account.

                    (ii) The dollar amount with respect to a Plan Year determined under this paragraph shall equal

                         a    $75,000, multiplied by

                         b    the factor determined by dividing the maximum
          elective deferrals excludable from an individual's income for the taxable year coincident with such Plan Year, determined in accordance with Code Section 402(g), by $9,240, rounded to the nearest $1,000.

               (e) For each Plan Year, the contributions under Sections 4.1(c) and (d) shall satisfy the requirements of Code Section 401(a)(4) and Treas. Reg.
Section 1.401(a)(4)-2.  In order to achieve such result (and notwithstanding
Section 4.1 and subsection (d)), and subject to Section 16.4, the Administrator shall, to the extent permitted by Code Sections 401(a)(4) and 411, reduce the amounts that would otherwise be credited in accordance with subsection (d) to the Discretionary Contributions Accounts of Participants who are Highly Compensated Employees for such Plan Year and credit such amounts to the Discretionary Contributions Accounts of Participants who are not Highly Compensated Employees for such Plan Year. Such reductions shall be made in order of the allocation rates, as determined under Treas. Reg. Section 1.401(a)(4)-2(c)(2), of the Participants who are Highly Compensated Employees for such Plan Year beginning with the greatest allocation rate. The total amount of such reductions shall be allocated among Participants who are not Highly Compensated Employees for such Plan Year and who are Employees on the last day of the Plan Year in question in proportion to the portion of their Compensation which is received in such Plan Year while Active Participants and which is not in excess of the amount determined under paragraph (d)(ii).

SECTION 5.4. - ALLOCATION OF FORFEITURES

               Amounts forfeited in any Plan Year under Sections 11.2(a)(iii),
12.2 and 14.14 shall be applied under Section 4.1 to reduce the Company's contribution for such Plan Year and shall be allocated under Section 5.3 as if part of such contribution for such Plan Year.

SECTION 5.5. - CONTRIBUTION PERCENTAGE FAIL-SAFE PROVISIONS

               (a) For each Plan Year, the Contribution Percentage for such Plan Year with respect to Participants who were Highly Compensated Employees for such Plan Year, shall be

                    (i)  not more than 125% of, or

                    (ii) to the extent allowed by regulations under Code Section 401(m)(9), not more than two percentage points higher than, and not more than twice,

the Contribution Percentage for the previous Plan Year with respect to Participants who were not Highly Compensated Employees for such previous Plan Year (using the definition of "Highly Compensated Employee" in effect during such previous Plan Year).

               (b) In order to achieve the result described in subsections (a) and (c) (and notwithstanding Sections 4.1 and 5.3, as of the end of each Plan Year, the Administrator shall take or cause to be taken any of the following actions, as provided under Code Section 401(m) and the Treasury Regulations thereunder and the Rules of the Plan, in the order selected by the Administrator, (but after application of Section 3.8) and to the extent necessary:

                    (i)   The Administrator shall make the election provided in
     Section 1.14(b).

                    (ii) To the extent permitted by Code Sections 401(a)(4) and 401(m) and the Treasury Regulations thereunder, allocations to Deferred Compensation Accounts shall be taken into account for purposes of calculating the Contribution Percentages.

                    (iii) To the extent permitted by Code Sections 401(a)(4) and 401(m) and the Treasury Regulations thereunder, allocations to Two Percent Contributions Accounts shall be taken into account for purposes of calculating the Contribution Percentages.

                    (iv) To the extent permitted by Code Sections 401(a)(4) and 401(m) and the Treasury Regulations thereunder, amounts otherwise to be credited under Section 5.3(d) to Discretionary Contributions Accounts for such Plan Year shall be credited instead to Two Percent Contributions Accounts of Participants.

                    (v) To the extent permitted by Code Sections 401(a)(4) and 401(m) and the Treasury Regulations thereunder, amounts that would otherwise have been credited in accordance with Section 5.3(e) to Matching Accounts for such Plan Year shall instead be allocated in disproportionately higher amounts to Participants who are not Highly Compensated Employees and in disproportionately lower amounts to Participants who are Highly Compensated Employees using the same aggregate dollar amounts that would otherwise have been allocated to Matching Accounts pursuant to Section 5.3(e).

                    (vi) To the extent permitted by Code Sections 401(a)(4) and 401(m) and the Treasury Regulations thereunder, the Company may make an additional contribution to the Two Percent Contributions Accounts of certain Participants which contribution shall be allocated to Participants in inverse order of Compensation received in the Plan Year in question (lowest compensated Participant receiving the first allocation) with each Participant who receives an allocation receiving the maximum allocation permitted by Code Section 415 before any Participant with greater Compensation receives any allocation, until such contribution is fully allocated; provided, however, that in the event the Administrator makes the election described in Section 1.16(e) for the Plan Year, such additional contribution shall be allocated to Participants in inverse order of the portion of each Participant's Compensation received in the Plan Year in question while he is eligible to receive a contribution to his Matching Account for the Plan Year.

               (c) If the limitation set forth in Section 3.8(a)(ii) is utilized for any Plan Year, the limitation of subsection (a)(ii) shall not also be used for such Plan Year, and vice versa, except as provided in Section 3.8(c).

               (d)  To the extent that the result described in subsection (a) or
(c) is not achieved for a Plan Year, prior to the end of the following Plan Year, the total dollar amount of excess aggregate contributions, within the meaning of Treas. Reg. Section 1.401(m)-1(f)(8) (and any income thereon earned to the date of distribution or forfeiture computed in a consistent and reasonable manner in accordance with Section 7.2) for Participants who were Highly Compensated Employees for the Plan Year shall be allocated according to the Leveling Method among the Participants who were Highly Compensated Employees for the Plan Year. To the extent Vested (and in conformity with Treas. Reg.
Section 1.401(m)-1(e)(4)), this amount shall then be distributed to such Participants and, to the extent not Vested, shall be forfeited and reapplied under Section 5.4.

               (e) To the extent that the total dollar amount of excess aggregate contributions, within the meaning of Treas. Reg. Section 1.401(m)-1(f)(8) (and any income thereon) for the Plan Year is distributed in accordance with subsection (d), the Plan shall be treated as satisfying the requirements of subsection (a) for such Plan Year.

                                     ARTICLE VI.

                                INVESTMENT OF ACCOUNTS

SECTION 6.1. - INVESTMENT OPTIONS

               (a) The Administrator may establish one or more Investment Funds under the Plan. The Administrator shall designate the registered investment company or other investment fund in which the assets of an Investment Fund shall be invested, or shall appoint the investment manager or managers responsible for managing the assets of an Investment Fund. If the Administrator appoints an investment manager or managers responsible for managing an Investment Fund, the Administrator shall designate the investment objectives and policies of such Investment Fund.

               (b) As permitted under the Rules of the Plan and upon such prior written notice to the Administrator as is required under the Rules of the Plan, a Participant may elect

                    (i) effective upon becoming a Participant and as of the dates set forth in the Rules of the Plan, to have contributions for such Plan Year to his Accounts held and invested entirely in any one or more Investment Funds in such proportions as are permitted under the Rules of the Plan, or to change any prior such election, and/or

                    (ii) effective only as of the dates set forth in the Rules of the Plan, to have his Accounts as then stated, held and invested under any Investment Fund or Funds available under paragraph (i) (which option shall be the same option elected for current contributions to his Accounts under paragraph (i)) or to change any prior such election.

               (c) As permitted under the Rules of the Plan and upon such prior written notice to the Administrator as is required under the Rules of the Plan, a Beneficiary may elect to have his Accounts held and invested under any Investment Fund or Funds available under subsection (b)(ii) or to change any such prior such election.

               (d) Any such election under subsection (b)(i) or subsection (c) shall remain in effect until revoked or modified by the Participant or Beneficiary, as applicable. In case Accounts are invested in more than one Investment Fund, changes in proportions due to investment results shall not require any transfer of values between Investment Funds unless the Participant or Beneficiary so elects under subsection (b)(ii) or subsection (c), as applicable.

               (e) Purchases and sales of assets in the Investment Funds as required under this Section shall be made within a reasonable time after the election made in subsection (b) or subsection (c), and Participants' or Beneficiaries' Accounts shall be adjusted to reflect amounts actually realized or paid in such transactions.

SECTION 6.2. - DESCRIPTION OF INVESTMENT FUNDS

               In making any investment election under Section 6.1, a Participant (or a Beneficiary of a deceased Participant) shall acknowledge receipt from the Administrator of a description of the Investment Funds and the investment objectives thereof.

SECTION 6.3. - EFFECT OF NON-ELECTION

               If a Participant (or Beneficiary of a deceased Participant) fails or declines to make an election under Section 6.1, the Participant's (or Beneficiary's) Accounts shall be held in one or more Investment Funds as directed by the Administrator.

SECTION 6.4. - COMPANY STOCK FUND

               (a) The Administrator shall establish the Company Stock Fund as an Investment Fund under the Plan. The Company Stock Fund shall be invested primarily in shares of Company Stock (except that, as directed by the Administrator, the Company Stock Fund may be invested in cash and cash equivalents, and rights, warrants and options issued with respect to

Company Stock (to the extent permitted by the Code and ERISA)). Dividends paid on shares of Company Stock held in the Company Stock Fund, if any, shall be reinvested and used to purchase additional shares of Company Stock.

               (b) The assets of the Company Stock Fund shall be valued in accordance with Article VII. The Administrator shall determine the manner in which the interests of the Accounts of Participants and Beneficiaries in the Company Stock Fund shall be denominated.

               (c) In the event any rights, warrants or options are issued with respect to Company Stock in the Company Stock Fund, as directed by the Administrator

                    (i) the Trustee shall exercise such rights, warrants or options received on Company Stock in the Company Stock Fund to acquire whole and fractional shares of Company Stock to the extent of the amount of cash or cash equivalents in the Company Stock Fund.

                    (ii) any rights, warrants, or options on Company Stock which cannot be exercised for lack of cash may, as directed by the Administrator, be sold by the Trustee.

SECTION 6.5. - ERISA SECTION 404(C) COMPLIANCE

               (a) The Administrator may administer the Plan and the procedures relating to the Investment Funds in accordance with the fiduciary relief provisions of ERISA Section 404(c) and 29 C.F.R. Section 2550.404c-1. In that event, the Administrator shall designate three or more Investment Funds that provide an opportunity for a Participant or a Beneficiary of a deceased Participant to exercise control over the assets in such Participant's or Beneficiary's Accounts, and shall provide each such Participant or Beneficiary an opportunity to chose, from a broad range of investment alternatives, the manner in which some or all of the assets in such Participant's or Beneficiary's Accounts are invested. To the extent provided under ERISA and the regulations thereunder, such a Participant or Beneficiary shall not be deemed to be a fiduciary by reason of his or her exercise of such control, and no person who is otherwise a fiduciary (including the Administrator, the members of the Committee or the Company) shall be liable for any loss, or by reason of any breach, which results from such exercise of such control.

               (b) In the event that the Administrator elects to administer the Plan and the procedures relating to the Investment Funds in accordance with 29 C.F.R. Section 2550.404c-1:

                    (i) The Administrator (or its delegate) shall provide each Participant or Beneficiary of a deceased Participant with the opportunity to obtain sufficient information to make informed decisions with regard to the Investment Funds, and the incidents of ownership appurtenant to the investment of his or her Accounts in such Investment Funds.

                    (ii) The Administrator (or such person as the Administrator shall designate) shall provide to each Participant or Beneficiary the information with regard to each Investment Fund described in 29 C.F.R.
     Section 2550.404c-1(b)(2)(B)(1).

                    (iii) The Administrator (or such person as the Administrator shall designate) shall provide to each Participant or Beneficiary, either directly or upon request, the information regarding the Investment Funds described in 29 C.F.R. Section 2550.404c-1(b)(2)(B)(2).

                    (iv) The Administrator shall provide each Participant or Beneficiary with an explanation that the Plan is intended to constitute a plan described in ERISA Section 404(c) and that the fiduciaries of the Plan may be relieved of liability for any losses which are the direct and necessary result of investment directions given by such Participant or Beneficiary.

               (c) In addition, in the event that the Administrator elects to administer the Plan and the procedures relating to the Investment Funds in accordance with 29 C.F.R. Section 2550.404c-1 with respect to the Company Stock
Fund:

                    (i) The Administrator shall provide that each Participant or Beneficiary of a deceased Participant shall have the opportunity to exercise the voting, tender and similar rights with respect to the shares of Company Stock in the Company Stock Fund allocated to such Participant's or Beneficiary's Accounts.

                    (ii) The Administrator shall maintain all information relating to the interests of the Accounts of Participants and Beneficiaries in the Company Stock Fund, including the acquisition, holding and disposition of such interests, the purchase, holding, and sale of Company Stock in the Company Stock Fund, and the exercise of voting, tender and similar rights with respect to shares of Company Stock in the Company Stock Fund by Participants and Beneficiaries, in accordance with procedures which are designed to safeguard the confidentiality of such information, except to the extent necessary to comply with Federal laws or state laws not preempted by ERISA. The Administrator shall be responsible for ensuring that these procedures are sufficient to safeguard the confidentiality of such information, that such procedures are being followed, and that the independent fiduciary required by paragraph (iii) is appointed.

                    (iii) The Administrator shall appoint an independent fiduciary to carry out activities of the Company Stock Fund relating to any situations in which the Administrator determines involve potential for undue employer influence upon Participants (and Beneficiaries) with regard to the direct or indirect exercise of shareholder rights. Such independent fiduciary shall not be affiliated with the Company or any Company Affiliate.

                                     ARTICLE VII.

                       VALUATION OF THE TRUST FUND AND ACCOUNTS

SECTION 7.1. - DETERMINATION OF VALUES OF INVESTMENT FUNDS

               As of the end of the Plan Year and such other dates as the Administrator may select, the Trustee shall determine the fair market value of each Investment Fund in compliance with the principles of Section 3(26) of ERISA and regulations issued pursuant thereto, based upon information reasonably available to it including data from, but not limited to, newspapers and financial publications of general circulation, statistical and valuation services, records of securities exchanges, appraisals by qualified persons, transactions and bona fide offers in assets of the type in question and other information customarily used in the valuation of property for purposes of the Code. With respect to securities for which there is a generally recognized market, the published selling prices on or nearest to such valuation date shall establish the fair market value of such security. Fair market value so determined shall be conclusive for all purposes of the Plan and Trust.

SECTION 7.2. - ALLOCATION OF INVESTMENT FUND VALUES

               The difference between the total value of each Investment Fund, as determined under Section 7.1, and the total of the Accounts therein, shall be allocated by the Administrator among such Accounts in proportion to their respective average stated values during the period since the last allocation of values hereunder, as determined under the Rules of the Plan, such values and determinations being made without taking into account Company contributions under Sections 4.1(a), (b), (c), (d) and (e) attributable to the period under
Section 7.2, ending on such valuation date; provided, however, that gains and losses shall not be allocated with respect to amounts being held in suspense under Section 16.4(b).

SECTION 7.3. - APPLICABILITY OF ACCOUNT VALUES

               The value of an Account, as determined as of a given date under this Article, plus any amounts subsequently credited thereto under Sections 3.8, 5.3, 5.5, 7.1 and 16.4 and less any amounts withdrawn or distributed under Sections 3.5, 3.6, 9.3 and 9.4 and Articles X, XI and XII and Exhibit A or transferred to suspense under Section 16.4(b), shall remain the value thereof for all purposes of the Plan and the Trust until revalued hereunder.

                                    ARTICLE VIII.

                                 VESTING OF INTERESTS

SECTION 8.1. - VESTING OF ACCOUNTS

               (a) Each Participant's interest in his Rollover Account, his Two Percent Contributions Account, and his Deferred Compensation Account shall be Vested at all times.

               (b) Except as provided in Sections 8.2 and 13.3, the Vested portion of a Participant's Matching Account and Discretionary Contributions Account shall be the percentage of such Accounts shown on the following tables:


                       Years of Vesting         Vested
                           Service            Percentage
                       ----------------      -------------
                              1                    10%
                              2                    20%
                              3                    30%
                              4                    40%
                              5                    60%
                              6                    80%
                         7 (or more)              100%.


SECTION 8.2. - ADDITIONAL VESTING OF ACCOUNTS

               The interest of a Participant in his Matching Account and his Discretionary Contributions Account shall become fully Vested upon the earliest to occur of

               (a)  his death,

               (b)  his sixty-fifth birthday,

               (c)  his Disability Retirement Date, or

               (d)  the termination or discontinuation of the Plan under
Section 15.1,

if he is then an affected Employee or employed by a Company Affiliate.

                                     ARTICLE IX.

                       EMPLOYMENT AFTER NORMAL RETIREMENT DATE

SECTION 9.1. - CONTINUATION OF EMPLOYMENT

               (a) A Participant may, subject to subsection (b) and Section 16.3, remain in the employ of the Company or a Company Affiliate after attaining his Normal Retirement Date.

               (b) Notwithstanding subsection (a), the Company reserves the right to require a Participant to retire in accordance with the Age Discrimination in Employment Act of 1967, as amended, and other applicable law.

SECTION 9.2. - CONTINUATION OF PARTICIPATION

               A Participant retained in the employ of the Company after his Normal Retirement Date under Section 9.1 shall continue as an Active Participant herein.

SECTION 9.3. - MANDATORY IN-SERVICE DISTRIBUTIONS

               A Participant who is a 5% owner (as defined in Code Section 416) of the Company or a Company Affiliate with respect to the Plan Year ending in the calendar year in which the Participant attains age 70 1/2 shall receive or commence the receipt of the entire amount credited to his Accounts (other than his HPA Accounts) in accordance with Section 10.3 on the April 1 following the end of the calendar year in which he attains age 70 1/2.

SECTION 9.4. - VOLUNTARY IN-SERVICE DISTRIBUTIONS

               A Participant may receive or commence the receipt of the entire amount credited to his Accounts (other than his HPA Accounts) in accordance with
Section 10.3 on the April 1 following the end of the calendar year in which he attains age 70 1/2, or such later date as such Participant shall elect.

                                      ARTICLE X.

                               BENEFITS UPON RETIREMENT

SECTION 10.1. - NORMAL OR DISABILITY RETIREMENT

               Subject to the provisions of Section 9.1, a Participant shall retire upon his Normal or Disability Retirement Date.

SECTION 10.2. - RIGHTS UPON NORMAL OR DISABILITY RETIREMENT

               Upon a Participant's Normal or Disability Retirement, he shall be entitled to receive the entire amount credited to his Accounts (other than his HPA Accounts) in accordance with Section 10.3.

SECTION 10.3. - DISTRIBUTION OF ACCOUNTS

               (a) If the entire amount credited to a Participant's Accounts does not exceed $5,000 (and did not exceed such amount at the time of a prior withdrawal or distribution under the Plan), such Participant shall receive the amount credited to his Accounts (other than his HPA Accounts) in one lump sum distribution in cash.

               (b) If the entire amount credited to a Participant's Accounts exceeds $5,000 (or exceeded such amount at the time of a prior withdrawal or distribution under the Plan, such Participant may elect to receive the amount credited to his Accounts (other than his HPA Accounts) under one of the following options:

                    (i) Payment of such amount in one lump sum distribution in cash.

                    (ii) Payment of such amount directly from the Trust Fund (as adjusted for gains and losses), in uniform annual or more frequent installments of at least $100 (as to which the Participant (or his Spouse, if applicable) may elect whether the recalculation rule of Code Section 401(a)(9)(D) shall apply and provided, however, that the first installment may be larger than the remaining installments) to such Participant over a period not longer than the joint and last survivor expectancy of him and his Spouse, if any, reasonably determined from the expected return multiples prescribed in Treas. Reg. Section 1.72-9, or, if he is not married, over a period not longer than the lesser of the joint and last survivor expectancy of him and his Beneficiary, reasonably determined from the expected return multiples prescribed in Reg. Section 1.72-9, or the period determined under Prop. Reg. Section 1.401(a)(9)-2 A-4 which satisfies the minimum distribution incidental benefit requirement of Code Section 401(a)(9)(G), provided, however, if such Participant fails to make such an election, his Accounts (other than his HPA Accounts) shall be distributed as provided in paragraph (i). Notwithstanding a prior election by a Participant to receive installments as provided in paragraph (ii), if the Administrator determines, after consultation with such Participant, that good cause has been shown, the Administrator may increase the amount of any or all of the remaining installments payable under such paragraph.

               (c) At any time before distribution under subsection (b) is made or commences, the Participant may elect to defer such distribution until such later date as he shall then or subsequently specify; provided, however,

                    (i) such date shall be no later than the date referred to in subsection (d)(ii) or (d)(iii), and

                    (ii) if no such date is specified, such amount shall be distributed in one lump sum on the date specified in subsection (d)(ii) or
     (d)(iii).

               (d) Distribution under subsection (a) or (b) shall be made or commence not later than the earliest to occur of

                    (i) 60 days after the end of the Plan Year in which such Normal Retirement or Disability Retirement occurs, or

                    (ii) if the Participant is not a 5% owner (as defined in Code Section 416) of the Company or a Company Affiliate with respect to the Plan Year ending in the calendar year in which he attains age 70 1/2, the later of
                         a    the April 1 following the calendar year in which
          his Separation from the Service occurs, or

                         b    the April 1 following the calendar year in which
          he attains age 70 1/2,

                    (iii) if the Participant is a 5% owner (as defined in Code Section 416) of the Company or a Company Affiliate with respect to the Plan Year ending in the calendar year in which he attains age 70 1/2, the April 1 following the calendar year in which he attains age 70 1/2.

               (e) The Participant shall specify a plan of distribution under which more than 50% of the amount of his Accounts (other than his HPA Accounts) (as adjusted for gains or losses under Section 7.2) will be distributed to him within his life expectancy and in a manner which satisfies the incidental death benefit provisions (including the minimum distribution incidental benefit requirement) of Code Section 401(a)(9)(G), Treas. Reg. Section 1.401-1(b)(1) and Prop. Reg. Section 1.401(a)(9)-2 (or any successor thereto).

                                     ARTICLE XI.

                                 BENEFITS UPON DEATH

SECTION 11.1. - DESIGNATION OF BENEFICIARY

               (a) Each Participant or former Participant shall have the right to designate, revoke and redesignate Beneficiaries hereunder and to direct payment of the Vested amount credited to his Accounts (other than his HPA Accounts) to such Beneficiaries.

               (b) Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with the Rules of the Plan on a form provided by the Administrator and shall be effective upon delivery to the Administrator.

               (c) A married Participant may not designate any Beneficiary other than his Spouse without obtaining Spousal Consent thereto. Such consent shall only apply to the Beneficiary or Beneficiaries so designated.

SECTION 11.2. - DISTRIBUTION ON DEATH

               (a) Upon the death of a Participant or former Participant, the Vested amount credited to his Accounts (other than his HPA Accounts) (as determined under Section 8.2) shall be paid in one lump sum distribution in cash not later than the first anniversary of the Participant's death to his then Surviving Spouse, if any, except to the extent, if any, to which such Surviving Spouse has consented under Section 11.1(c) to the designation of other Beneficiaries, and otherwise to the person or persons of highest priority who survive him by at least 30 days determined as follows:

                    (i) First, to his then surviving highest priority Beneficiary or Beneficiaries, if any.

                    (ii) Second, to his then surviving heirs at law, if any, as determined in the reasonable judgment of the Administrator under the laws governing succession to personal property of the last jurisdiction in which the Participant was a resident.

                    (iii) Third, to the Plan to be applied to reduce the Company's contributions under Section 4.1.

               (b) Members of a class shall cease to be entitled to benefits upon the earlier of the Administrator's determination that no members of such class exist or the Administrator's failure to locate any members of such class, after making reasonable efforts to do so, within one year after the members of that class became entitled to benefits hereunder had members existed.

                                     ARTICLE XII.

                        BENEFITS UPON RESIGNATION OR DISCHARGE

SECTION 12.1. - DISTRIBUTIONS ON RESIGNATION OR DISCHARGE

               A Participant who has a Separation from the Service due to resignation or discharge shall receive,

               (a) if the Vested amount credited to his Accounts does not exceed $5,000 (and did not exceed such amount at the time of a prior withdrawal or distribution under the Plan), the Vested amount credited to his Accounts (other than his HPA Accounts) in one lump sum distribution in cash not later than six months after the end of the Plan Year in which such Separation from the Service occurs, or, if earlier, within 60 days after the end of the Plan Year in which his sixty-fifth birthday occurs, or

               (b) if the Vested amount credited to his Accounts exceeds $5,000 (or exceeded such amount at the time of a prior withdrawal or distribution under the Plan), the Vested amount credited to his Accounts (other than his HPA Accounts) in one lump sum distribution in cash payable on such date as he shall at any time elect in writing in accordance with Code Section 411(a)(11) and the Rules of the Plan, but not earlier than the earliest date described in subsection (a) and not later than the April 1 following the calendar year of his attainment of age 70 1/2.

SECTION 12.2. - FORFEITURES

               (a) If a Participant has a Separation from the Service due to resignation or discharge, the portion of his Matching Account or his Discretionary Contributions Account which is not Vested shall thereupon be forfeited upon the earlier of his receipt of his distribution under this Article or his completion of five consecutive Break in Service Years. Pending application under Section 5.4, forfeitures shall be held in suspense and shall not be commingled with amounts held in suspense under Section 16.4.

               (b) If a Participant has a Separation from the Service prior to becoming Vested in any portion of his Accounts, a distribution shall be deemed to have occurred concurrently with a forfeiture of his Accounts under subsection
(a).

SECTION 12.3. - RESTORATION OF FORFEITURES

               If a Participant whose Matching Account or Discretionary Contributions Account has not then fully Vested

               (a)  has a Separation from the Service,

               (b) suffers a forfeiture under Section 12.2 of the portion of such Accounts which is not Vested,

               (c) again becomes an Employee or employed by a Company Affiliate before he has five consecutive Break in Service Years, and

               (d) repays to the Plan the full amount, if any, distributed to him from his Accounts before the end of five consecutive Break in Service Years commencing after his distribution, or, if earlier, the fifth anniversary of his reemployment, then the amounts forfeited under Section 12.2 by such Participant shall be restored to his Matching Account or Discretionary Contributions Account, as the case may be, applying forfeitures pending application, Company contributions and unallocated earnings and gains of the Trust Fund, in that order, as necessary.

                                    ARTICLE XIII.

                                 TOP-HEAVY PROVISIONS

SECTION 13.1. - TOP-HEAVY DETERMINATION

               (a) Solely in the event that the Plan ever becomes Top-Heavy, as defined herein, the provisions of this Article shall apply.

               (b) Solely for the purposes of this Article, the following definitions shall be used:

                    (i)   "Aggregation Group" shall mean

                         a    each plan of the Company or a Company Affiliate in
          which a Key Employee is a Participant (including any such plan which has been terminated if such plan was maintained by the Company or Company Affiliate within the last five years ending on the Determination Date for the Plan Year in question), and

                         b    each other plan of the Company or a Company
          Affiliate which enables any plan described in paragraph A to meet the requirements of Code Section 401(a)(4) or 410.

                    (ii) "Determination Date" shall mean, with respect to any Plan Year, the last day of the preceding Plan Year, or in the case of the first Plan Year, the last day of such Plan Year.

                    (iii) "Controlled Group Employee" shall mean any person who renders services to the Company or a Company Affiliate in the status of an employee as the term is defined in Code Section 3121(d).

                    (iv) "Key Employee" shall mean a Controlled Group Employee, a former Controlled Group Employee or the Beneficiary of a former Controlled Group Employee, if, in the Plan Year containing the Determination Date or in any of the four preceding Plan Years, such Controlled Group Employee or former Controlled Group Employee is or was

                         a    an officer of the Company or a Company Affiliate
          whose Statutory Compensation for the Plan Year in question exceeds 50% of the amount in effect under Code Section 415(b)(1)(A) (not more than 50 Controlled Group Employees or, if less, the greater of three Controlled Group Employees or ten percent of the Controlled Group Employees shall be treated as officers),

                         b    one of the ten Controlled Group Employees owning
          (or considered as owning within the meaning of Code Section 318) both the largest interest in the Company or a Company Affiliate and more than one-half of 1% interest therein and whose Statutory Compensation for the Plan Year in question equals or exceeds the amount in effect under Code Section 415(c)(1)(A); provided, however, if two Controlled Group Employees have the same interest in the Company or a Company Affiliate, the Controlled Group Employee with the greater Statutory Compensation for such Plan Year shall be treated as having the larger interest,

                         c    a 5% owner (within the meaning of Code Section
          416(i)(1)(B) and (C)) of the Company or a Company Affiliate or a 1% owner (within the meaning of Code Section 416(i)(1)(B) and (C)) of the Company or a Company Affiliate whose Statutory Compensation for the Plan Year in question exceeds $150,000.

                    (v) "Non-Key Employee" shall mean any Controlled Group Employee who is not a Key Employee.

                    (vi) The Plan shall be Top-Heavy if, as of any Determination Date, the aggregate of the Accounts of Key Employees under all plans in the Aggregation Group (or under this Plan and such other plans as the Company elects to take into account under Code Section 416(g)(2)(A)(ii)) exceeds 60% of the aggregate of the Accounts for all Key Employees and Non-Key Employees. In making this calculation as of a Determination Date,

                         a    each Account balance as of the most recent
          valuation date occurring within the Plan Year which includes the Determination Date shall be determined,

                         b    an adjustment for contributions due as of the
          Determination Date shall be determined,
                         c    the Account balance of any Controlled Group
          Employee or former Controlled Group Employee shall be increased by the aggregate distributions made during the five-year period ending on the Determination Date with respect to such Controlled Group Employee or former Controlled Group Employee,

                         d    the Account balance of

                              1    any Non-Key Employee who was a Key Employee
               for any prior Plan Year, and

                              2    any former Controlled Group Employee who
               performed no services for the Company or a Company Affiliate during the five-year period ending on the Determination Date shall be ignored, and

                         e    if there have been any rollovers to or from any
          Account, the balance of such Account shall be adjusted, as required by Code Section 416(g)(4)(A).


     Notwithstanding the foregoing, this Plan shall be Top-Heavy if, as of any Determination Date, it is required by Code Section 416(g) to be included in an Aggregation Group which is determined to be a Top-Heavy Group.

                    (vii) "Top-Heavy Group" shall mean any Aggregation Group if, as of the Determination Date, the sum of

                         a    the present value of the cumulative accrued
          benefits for all Key Employees under all defined benefit plans in such Aggregation Group, and

                         b    the aggregate of the accounts of all Key Employees
          under all defined contribution plans in such Aggregation Group exceeds 60% of a similar sum determined for all Key Employees and Non-Key Employees.

                    (viii) "Statutory Compensation" shall have the meaning set forth in Section 1.50.

SECTION 13.2. - MINIMUM BENEFITS

               (a) For any Plan Year in which the Plan is Top-Heavy, the allocation to the Profit-Sharing Account, Matching Account or Discretionary Contributions Account of any Employee who is a Non-Key Employee at the end of such Plan Year and is entitled to an allocation to such Accounts under Sections
5.3 or 5.5 shall not be less than that determined under subsection (b).

               (b) The allocation determined under this subsection shall be a percentage of the Statutory Compensation of such Non-Key Employee which is not less than the lesser of

                    (i)  3%, or

                    (ii) that percentage reflecting the ratio of

                         a    the allocations to the Employee's Two Percent
          Contributions Account, Matching Account and Discretionary Contributions Account to

                         b    Statutory Compensation (not in excess of the limit
          in effect under Code Section 401(a)(17) as adjusted for increases in the cost of living)

     for the Key Employee with respect to whom such ratio is highest for such Plan Year.

SECTION 13.3. - VESTING

               (a) For any Plan Year in which the Plan is Top-Heavy, the Vested percentage of the Matching Account or Discretionary Contributions Account of each Participant who completes an Hour of Service in such Plan Year shall be the percentage of such Account shown on the following table:



                       Years of Vesting            Vested
                            Service               Percentage
                       ----------------           ----------
                               1                      10%
                               2                      20%
                               3                      40%
                               4                      60%
                               5                      80%
                          6 (or more)                100%.


               (b) The Vested percentage of a Participant's Matching Account or Discretionary Contributions Account shall be not less than the Vested percentage determined as of the last day of the last Plan Year in which the Plan was not Top-Heavy.

               (c) For any Plan Year in which the Plan is not Top-Heavy which follows one or more Plan Years for which the Plan has been Top-Heavy, Article VIII shall again become applicable as an amendment to the Plan; thus, each Participant who has had his Vested percentage computed under subsection (a) and who has completed at least three Years of Vesting Service shall be permitted to elect to have his Vested percentage computed in accordance with subsection (a) for such Plan Year and any subsequent Plan Year in which the Plan is no longer Top-Heavy. Such Participant may make such election within an election period beginning no later than the first day of the first Plan Year in which the Plan is no longer Top-Heavy and ending no later than the later of

                    (i)  the sixtieth day of such Plan Year, or

                    (ii) a date which is 60 days after the day the Participant is issued written notice of his right to make such election by the Administrator.

SECTION 13.4. - LIMITATION ON BENEFITS

               For any Plan Year in which the Plan is Top-Heavy,

               (a) the denominator of both the defined benefit plan fraction and the defined contribution plan fraction set forth in Code Sections 415(e)(2)(B) and 415(e)(3)(B), respectively, shall be adjusted by substituting 1.0 for 1.25, and

               (b)  the numerator of the "transition fraction" described in Code
     Section 415(e)(6)(B)(i) shall be calculated by substituting $41,500 for $51,875,

but only to the extent required by Code Section 416(h).

                                   ARTICLE XIV.

                              ADMINISTRATIVE PROVISIONS

SECTION 14.1. - DUTIES AND POWERS OF THE ADMINISTRATOR

               (a) The Administrator shall administer the Plan in accordance with the Plan and ERISA and shall have full discretionary power and authority:

                    (i) To engage actuaries, attorneys, accountants, appraisers, brokers, consultants, administrators, physicians or other firms or persons and (with its officers, directors and Employees) to rely upon the reports, advice, opinions or valuations of any such persons except as required by law;

                    (ii) To adopt Rules of the Plan that are not inconsistent with the Plan or applicable law and to amend or revoke any such rules;

                    (iii) To construe the Plan and the Rules of the Plan;

                    (iv) To determine questions of eligibility and vesting of Participants;

                    (v) To determine entitlement to allocations of contributions and forfeitures and to distributions of Participants, former Participants, Beneficiaries, and all other persons;

                    (vi) To make findings of fact as necessary to make any determinations and decisions in the exercise of such discretionary power and authority;

                    (vii) To appoint claims and review officials to conduct claims procedures as provided in Section 14.12; and

                    (viii) To delegate any power or duty to any firm or person engaged under paragraph (i) or to any other person or persons.

               (b) Every finding, decision, and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties, except to the extent found by a court of competent jurisdiction to constitute an abuse of discretion.

SECTION 14.2. - ADMINISTRATIVE COMMITTEE

                The Administrator may, but need not, appoint an administrative committee consisting of two or more members appointed by and holding office during the Administrator's pleasure, to function as specified under Section 1.4.

SECTION 14.3. - ACCEPTANCE

                Committee members shall take office effective upon execution of a written acceptance of appointment, copies of which shall be filed with the Administrator.

SECTION 14.4. - RESIGNATION

                Committee members may resign at any time by delivering written notice to the Administrator.

SECTION 14.5. - VACANCIES

                Vacancies on the Committee shall be filled by the Administrator's pleasure. If at any time there should be no members of the Committee in office, the Administrator shall resume his full responsibilities as Administrator.

SECTION 14.6. - OFFICERS

                The Committee shall appoint a Chairman and a Secretary who shall hold office during the pleasure of the Committee and shall have and perform such powers and duties as the Committee shall prescribe.

SECTION 14.7. - MAJORITY RULE

                The Committee shall act by a majority of its members in office; provided, however, that it may appoint any of its members, or a non-member, to act on behalf of the Committee on matters arising in the ordinary course of administration. No member of the Committee shall vote on any matter in which he is personally interested except on matters applying to Participants generally.

SECTION 14.8. - EXPENSES OF ADMINISTRATION

               (a) The Company shall pay or reimburse the Administrator, Committee members and each Employee functioning under Section 14.1(a) or person serving on an investment committee established in accordance with the Trust Agreement for all expenses (including reasonable attorneys' fees) properly incurred by him in the administration of the Plan.

                    (b) The Company shall indemnify and hold each such Committee member, Employee and investment committee member harmless from all claims, liabilities and costs (including reasonable attorneys' fees) arising out of the good faith performance of his functions hereunder.

               (c) The Company may obtain and provide for any such Committee member, Employee and investment committee member described in subsection (a), at the Company's expense, liability insurance against liabilities imposed on him by law.

               (d) Legal fees incurred in the preparation and amendment of documents shall be paid by the Company.

               (e) Expenses referred to in subsections (a), (b) and (d) not paid by the Company shall be paid from the Trust Fund to the extent permitted by law.

               (f) Except as provided in subsection (a), fees and expenses of persons rendering services to the Plan shall not be paid or reimbursed by the Company except as agreed upon by the Company.

SECTION 14.9. - PAYMENTS

                In the event any amount becomes payable under the Plan to a minor or a person who, in the sole judgment of the Administrator, is considered by reason of physical or mental condition to be unable to give a valid receipt therefor, the Administrator may direct that such payment be made to any person found by the Administrator, in its sole judgment, to have assumed the care of such minor or other person. Any payment made pursuant to such determination shall constitute a full release and discharge of the Trustee, the Administrator and the Company and their officers, directors, employees, owners, agents and representatives.

SECTION 14.10. - STATEMENT TO PARTICIPANTS

                 Within 180 days after the end of each Plan Year, the Administrator shall furnish to each Participant a statement setting forth the value of his Accounts and the Vested percentage thereof and such other information as the Administrator shall deem advisable to furnish.

SECTION 14.11. - INSPECTION OF RECORDS

                 Copies of the Plan and any other documents and records which a Participant is entitled by law to inspect shall be open to inspection by such Participant or such Participant's duly authorized representatives at any reasonable business hour at the principal office of the Company, any Company work site at which at least 50 Employees regularly perform services and such other locations as the Secretary of Labor may require.

SECTION 14.12. - CLAIMS PROCEDURE

               (a) A claim by a Participant, former Participant, Beneficiary or any other person shall be presented to the claims official appointed by the Administrator in writing within the maximum time permitted by law or under the regulations promulgated by the Secretary of Labor or his delegate pertaining to claims procedures.

               (b) The claims official shall, within a reasonable time, consider the claim and shall issue his determination thereon in writing.

               (c) If the claim is granted, the appropriate distribution or payment shall be made from the Trust Fund or by the Company.

               (d) If the claim is wholly or partially denied, the claims official shall, within 90 days (or such longer period as may be reasonably necessary), provide the claimant with written notice of such denial, setting forth, in a manner calculated to be understood by the claimant

                    (i)   the specific reason or reasons for such denial,

                    (ii) specific references to pertinent Plan provisions on which the denial is based,

                    (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and

                    (iv)  an explanation of the Plan's claim review procedure.

               (e) The Administrator shall provide each claimant with a reasonable opportunity to appeal the claims official's denial of a claim to a review official (appointed by the Administrator in writing) for a full and fair review. The claimant or his duly authorized representative

                    (i) may request a review upon written application to the review official (which shall be filed with it),

                    (ii)  may review pertinent documents, and

                    (iii) may submit issues and comments in writing.

               (f) The review official may establish such time limits within which a claimant may request review of a denied claim as are reasonable in relation to the nature of the benefit which is the subject of the claim and to other attendant circumstances but which, in no event, shall be less than 60 days after receipt by the claimant of written notice of denial of his claim.

               (g) The decision by the review official upon review of a claim shall be made not later than 60 days after his receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of such request for review.

               (h) The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific references to the pertinent Plan provisions on which the decision is based.

               (i) The claims official and the review official shall have full discretionary power and authority to construe the Plan and the Rules of the Plan, to determine questions of eligibility, vesting and entitlements and to make findings of fact as under Section 14.1 and, to the extent permitted by law, the decision of the claims official (if no review is properly requested) or the decision of the review official on review, as the case may be, shall be final and binding on all parties except to the extent found by a court of competent jurisdiction to constitute an abuse of discretion.

SECTION 14.13. - CONFLICTING CLAIMS

               If the Administrator is confronted with conflicting claims concerning a Participant's Accounts, the Administrator may interplead the claimants in an action at law, or in an arbitration conducted in accordance with the rules of the American Arbitration Association, as the Administrator shall elect in its sole discretion, and in either case, the attorneys' fees, expenses and costs reasonably incurred by the Administrator in such proceeding shall be paid from the Participant's Accounts.

SECTION 14.14. - EFFECT OF DELAY OR FAILURE TO ASCERTAIN
                 AMOUNT DISTRIBUTABLE OR TO LOCATE DISTRIBUTEE

               (a)  If an amount payable under Article X, XI or XII (or Exhibit
B) cannot be ascertained or the person to whom it is payable has not been ascertained or located within the stated time limits and reasonable efforts to do so have been made, then distribution shall be made not later than 60 days after such amount is determined or such person is ascertained or located, or as prescribed in subsection (b).

               (b) If, within one year after a Participant has a Separation from the Service (or such later date as the Administrator determines), the Administrator, in the exercise of due diligence, has failed to locate him (or if such Separation from the Service is by reason of his death, has failed to locate the person entitled to his Vested Accounts under Section 11.2 (or Exhibit B)), his entire distributable interest in the Plan shall be forfeited and applied to reduce the Company's contributions under Section 5.4; provided, however, that if the Participant (or in the case of his death, the person entitled thereto under Section 11.2 (or Exhibit B)) makes proper claim therefor under Section 14.12, the amount so forfeited shall be restored to the Participant's Accounts applying forfeitures pending application, Company contributions and unallocated earnings and gains of the Trust Fund, in that order, as necessary.

SECTION 14.15. - SERVICE OF PROCESS

               The Secretary of the PacifiCare Health Systems, Inc. is hereby designated as agent of the Plan for the service of legal process.

SECTION 14.16. - LIMITATIONS UPON POWERS OF THE ADMINISTRATOR

               The Plan shall not be operated so as to discriminate in favor of Participants who are Highly Compensated Employees. The Plan shall be uniformly and consistently interpreted and applied with regard to all Participants in similar circumstances. The Plan shall be administered, interpreted and applied fairly and equitably and in accordance with the specified purposes of the Plan.

SECTION 14.17. - EFFECT OF ADMINISTRATOR ACTION

               Except as provided in Section 14.12, all actions taken and all determinations made by the Administrator in good faith shall be final and binding upon all Participants, the Trustee and any person interested in the Plan or Trust Fund.

SECTION 14.18. - CONTRIBUTIONS TO ROLLOVER ACCOUNTS

               (a) A Participant, or an Employee who is not in a Bargaining Unit and is not employed in a position or classification designated by the Administrator as excluded from eligibility to participate in the Plan, may make a contribution to his Rollover Account if such contribution meets the requirements of this Section and is in accordance with the Rules of the Plan.

               (b) Such contribution will meet the requirements of this Section if

                    (i) it is made by the Participant or Employee to the Trust in cash in a lump sum not later than two months after his admission or readmission to the Plan, and

                    (ii) the amount contributed by the Participant or Employee consists of all or a portion of

                         a    an "eligible rollover distribution," as defined in
          Code Section 402(c)(4) from

                              1    a qualified trust, described in Code Section
               401(a), or

                              2    an annuity plan, described in Code Section
               403(a), or

                         b    a tax-free rollover distribution from an
          individual retirement account or an individual retirement annuity which in turn consisted entirely of an "eligible rollover distribution," as defined in Code Section 402(c)(4), from a qualified trust, described in Code Section 401(a), or an annuity plan, described in Code Section 403(a), together with any earnings thereon, and which otherwise meets the requirements of Code Section 408(d)(3).

               (c) In addition, such contribution shall meet the requirements of this Section if

                    (i) the contribution is made within 60 days following the day on which the Participant or Employee received the distribution from a qualified trust, annuity plan or individual retirement account or annuity,

                    (ii)   such distribution was in the form of cash, and

                    (iii) if such distribution constituted an "eligible rollover distribution" within the meaning of Code Section 402(c)(4), no part of the contribution consists of employee contributions.

               (d) The Administrator may require the Participant or Employee to supply information sufficient to determine if his contribution meets the requirements of this Section. If the Administrator determines that such contribution does not meet the requirements of this Section, the contribution shall not be permitted.

               (e) If the Administrator accepts a contribution pursuant to this Section and later determines that it was improper to do so, in whole or in part, the Plan shall refund the necessary amount to the Participant or Employee.

               (f) An Employee who makes a contribution to his Rollover Account prior to becoming a Participant shall be treated as a Participant prior to satisfying the requirements of Section 2.1 but only with respect the amounts credited to his Rollover Account.

SECTION 14.19. - DIRECT ROLLOVERS

               Notwithstanding any provision of the Plan to the contrary, a Direct Rollover Distributee may elect, at the time and in the manner prescribed by the Administrator under the Rules of the Plan, to have all or any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan designated by the Direct Rollover Distributee in a Direct Rollover.

SECTION 14.20. - WITHDRAWALS FROM ROLLOVER ACCOUNTS

               (a) A Participant may elect to make a withdrawal of all or any portion of the amount credited to his Rollover Account under the following conditions:

                    (i)   such withdrawal is made on account of Hardship.

                    (ii) such Participant has not made a contribution to his Rollover Account pursuant to Section 14.18 within two years of the date of such withdrawal, or

                    (iii) such Participant has been an Active Participant for not less than five years.

Any such withdrawal shall be made in one lump sum distribution in cash and shall be elected in writing in accordance with the Rules of the Plan.

               (b) A Participant's withdrawal under paragraph (a)(i) shall be subject to the following requirements:

                    (i) such Participant's aggregate Hardship withdrawals under this Section shall not exceed the lesser of

                         a    the amount which is necessary to satisfy the
          Hardship, or

                         b    the amount which cannot be satisfied from other
          resources which are reasonably available to the Participant, and

                    (ii) the Participant shall certify to the Administrator in writing that the financial need in question cannot be satisfied

                         a    through reimbursement or compensation by insurance
          or otherwise,

                         b    by reasonable liquidation of assets of himself or
          of those assets which he owns jointly or in common with his Spouse, a minor child, or any other person (but not of property held for his Spouse or child under an irrevocable trust or the Uniform Gifts to Minors Act),

                         c    by cessation of deferrals under Article III,

                         d    by other distributions (other than Hardship
          withdrawals under Section 3.6) or nontaxable (at the time of the loan) loans from plans maintained by the Company or any other employer, or

                         e    by borrowing from commercial sources on reasonably
          commercial terms (in support of which certification the Administrator may require the Participant to submit written evidence of at least two applications for, and rejections of, loans from commercial sources), and the Administrator reasonably relies on such certification.

SECTION 14.21. - LOANS TO PARTICIPANTS OR FORMER PARTICIPANTS AND BENEFICIARIES

               (a) A Participant, former Participant or Beneficiary of a deceased Participant ("Borrower") may borrow against his Accounts with the approval of the Administrator in accordance with the provisions of subsection (b).

                    (b) The Administrator shall establish by Rules of the Plan the requirements for loans and conditions therefor. Such Rules of the Plan shall be consistent with the following requirements:

                    (i) The Borrower must be a "party in interest" within the meaning of ERISA Section 3(14) on the date the loan is made.

                    (ii) Loans shall not be made available to an individual who is an owner-employee (as defined in Code Section 401(c)(3)) of the Company or a Company Affiliate or a shareholder-employee (as defined in Code
     Section 1379(d)) of the Company or a Company Affiliate or a member of the family (as defined in Code Section 267(c)(4)) of an owner-employee or shareholder-employee.

                    (iii) Loans shall be permitted under this Section only on account of Hardship.

                    (iv) The minimum amount which a Borrower may borrow at any one time under this Section is $1,000.

                    (v) The maximum amount which a Borrower may borrow under this Section shall be an amount which, when added to the outstanding balance of all other loans from the Plan and from other qualified plans of the Company or a Company Affiliate, does not exceed the lesser of

                          a   $50,000 reduced by the excess (if any) of

                              1    the highest outstanding balance of loans from
               the Plan during the one year period ending on the day before the date on which the loan is made, over

                              2    the outstanding balance of loans from the
               Plan on the date on which such loan was made; or

                          b   50% of his Vested interest in his Accounts.

                    (vi) If the Borrower is married and amounts are credited to the Borrower's Dormant Accounts, the Borrower shall obtain Spousal Consent to the loan.

                    (vii) Loans shall not be made to a Borrower under this Section more frequently than at 12-month intervals.

                    (viii) Loans must be available to all Borrowers on a reasonably equivalent basis.

                    (ix) The Vested percentage of a Borrower's Accounts which is made available for borrowing shall not be higher for Participants or former Participants who are Highly Compensated Employees, officers or shareholders than for other Borrowers.

                    (x) Such loans shall be made upon promissory notes providing for substantially level amortization (with regular payments by payroll deduction each Payday for a Participant or by direct payments if the Participant does not have a sufficient paycheck on any Payday). A former Participant shall make arrangements for regular direct payments on such loans with the Administrator as provided in the Rules of the Plan.

                    (xi) Each such loan shall be secured by the lesser of the amount of the loan or half of the Vested interest in the Borrower's Accounts, including any such portion of a Borrower's Accounts which is credited to, or becomes vested, after the date of the loan, as determined by the Administrator. For purposes of the Plan, the distributable balance of such Accounts shall be reduced by the unpaid balance of the loan or loans secured by such Accounts, in the manner determined by the Administrator.

                    (xii) Each loan under this Section shall bear a reasonable interest rate, which shall be commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances. The Administrator may adopt a national or regional rate of interest for this purpose.

                    (xiii) Each loan under this Section shall be repaid within five years, unless the loan is used to acquire any dwelling unit which within a reasonable time is to be used as the principal residence of the Borrower.

                    (xiv) The promissory note on any such loan shall be an investment of the affected Accounts of the Borrower receiving such loan and not an investment of the Trust Fund generally.

SECTION 14.22. - ASSIGNMENTS, ETC., PROHIBITED; DISTRIBUTIONS
                 PURSUANT TO QUALIFIED DOMESTIC RELATIONS ORDERS

               (a) Except as provided in subsection (b), no part of the Trust Fund shall be liable for the debts, contracts or engagements of any Participant, his Beneficiaries or successors in interest, or be taken in execution by levy, attachment or garnishment or by any other legal or equitable proceeding, while in the hands of the Trustee, nor shall any such person have any right to alienate, anticipate, commute, pledge, encumber or assign any benefits or payments hereunder in any manner whatsoever, except to designate a Beneficiary as provided in the Plan.

               (b) Notwithstanding subsection (a) or any other provision of the Plan to the contrary, upon receipt by the Administrator of a domestic relations order, as defined in Code Section 414(p), which, but for the time of required payment to the alternate payee, would be a qualified domestic relations order as defined in Code Section 414(p), the amount awarded to the alternate payee shall promptly be paid in the manner specified in such order; provided, however, that no such distribution shall be made prior to the Participant's Separation from the Service if such distribution could adversely affect the qualified status of the Plan.

SECTION 14.23. - CORRECTION OF ADMINISTRATIVE ERROR; SPECIAL CONTRIBUTION

               Notwithstanding any other provision of the Plan to the contrary, the Administrator shall take any and all appropriate actions to correct errors in the administration of the Plan, including, without limitation, errors in the allocation of contributions, forfeitures, and income, expenses, gains and losses to the Accounts of the Participants or Beneficiaries under the Plan. Such corrective actions may include debiting or crediting a Participant's or Beneficiary's Accounts or allocating special contributions made by the Company to the Plan for purposes of correcting any failure to make contributions on a timely basis or properly allocate contributions, forfeitures, or income, expenses, gains and losses. The Administrator shall determine the amount of any such special contributions required to be made by the Company, which may be made in such approximate amounts as the Administrator, acting in its sole discretion, shall determine. In no event shall any corrective action taken by the Administrator under this Section reduce any Participant's or Beneficiary's accrued benefit in violation of Section 411(d)(6) of the Code and the Treasury Regulations thereunder.

                                     ARTICLE XV.

                             TERMINATION, DISCONTINUANCE
                         AMENDMENT, MERGER, ADOPTION OF PLAN

SECTION 15.1. - TERMINATION OF PLAN; DISCONTINUANCE OF CONTRIBUTIONS

               (a) The Plan is intended as a permanent program but the Board shall have the right at any time to declare the Plan terminated completely as to the Company or as to any division, facility or other operational unit thereof. Discharge or layoff of Employees of the Company or any unit thereof without such a declaration shall not result in a termination or partial termination of the Plan except to the extent required by law. In the event of any termination or partial termination:

                    (i) An allocation of amounts being held under Section 16.4(b) shall be made in accordance with Section 16.4(c).

                    (ii) For each Participant who is then an Employee or employed by a Company Affiliate with respect to whom the Plan is terminated or partially terminated, the interest in his Matching Account or Discretionary Contributions Account shall become fully Vested.

                    (iii) The Administrator shall direct the Trustee to liquidate the necessary portion of the Trust Fund and distribute it, less, to the extent permitted by law, a proportionate share of the expenses of termination, to the persons entitled thereto in proportion to their Accounts.

                    (iv) Such distributions shall be made in the manner prescribed by Section 12.1(a), assuming for such purpose that each person entitled to a distribution under the Plan is a Participant who has had a Separation from the Service due to resignation or discharge on the date of termination.

               (b) The Board shall have the right at any time to discontinue contributions to the Plan completely as to the Company or as to any division, facility or other operational unit thereof. Failure of the Company to make one or more substantial contributions to the Plan for any period of three consecutive Plan Years in each of which the Company realized substantial current earnings, as shown on its financial reports, shall automatically become a complete discontinuance of contributions at the end of the third such consecutive Plan Year. In the event of complete discontinuance of contributions to the Plan, the Plan and Trust shall otherwise remain in full force and effect except that all Matching Accounts and Discretionary Contributions Accounts shall thereupon become fully Vested.

SECTION 15.2. - AMENDMENT OF PLAN

               As limited in Section 15.3 of the Plan and the Trust Agreement, complete or partial amendments or modifications to the Plan (including retroactive amendments to meet governmental requirements or prerequisites for tax qualification) may be made from time to time by the Board; provided, however, that no amendment shall decrease the Vested percentage any Participant has in his Accounts or his accrued benefit.

SECTION 15.3. - RETROACTIVE EFFECT OF PLAN AMENDMENT

               (a) No Plan amendment, including this amendment, unless it expressly provides otherwise, shall be applied retroactively to increase the Vested percentage of a Participant whose Separation from the Service preceded the date such amendment became effective unless and until he again becomes a Participant and additional contributions are allocated to him.

               (b) No Plan amendment, unless it expressly provides otherwise, shall be applied retroactively to increase the amount of service credited to any person for purposes of Plan participation, vesting or any other Plan purpose with respect to his participation or employment before the date such amendment became effective.

               (c) Except as provided in subsections (a) and (b), all rights under the Plan shall be determined under the terms of the Plan as in effect at the time the determination is made.

SECTION 15.4. - CONSOLIDATION OR MERGER; ADOPTION OF PLAN BY OTHER COMPANIES

               (a) In the event of the consolidation or merger of the Company with or into any other business entity, or the sale by the Company or its owner of its assets, the successor may continue the Plan by adopting the same by resolution of its board of directors or agreement of its partners or proprietor and, if deemed appropriate, by executing a proper supplemental agreement to the Trust Agreement with the Trustee. If, within 90 days from the effective date of such consolidation, merger or sale of assets, such new corporation, partnership or proprietorship does not adopt the Plan, the Plan shall be terminated in accordance with Section 15.1.

               (b) The Plan shall not be merged or consolidated with any other plan, nor shall its assets or liabilities be transferred to any other plan, unless each Participant in this Plan would have immediately after the merger, consolidation or transfer (if the plan in question were then terminated) accounts which are equal to or greater in amount than his corresponding Accounts under this Plan had the Plan been terminated immediately before the merger, consolidation or transfer.

               (c) Any Company Affiliate may, with the approval of the Board, adopt the Plan as a whole company or as to any one or more divisions effective as of the first day of any Plan Year by resolution of its own board of directors or agreement of its partners. Such Company Affiliate shall give written notice of such adoption to the Administrator and to the Trustee by its duly authorized officers.

                                     ARTICLE XVI.

                               MISCELLANEOUS PROVISIONS

SECTION 16.1. - IDENTIFICATION OF FIDUCIARIES

               (a) The Administrator (with respect to control and management of Plan assets and in general) and the Trustee shall be named fiduciaries within the meaning of ERISA and, as permitted or required by law, shall have exclusive authority and discretion to control and manage the operation and administration of the Plan within the limits set forth in the Trust Agreement, subject to proper delegation.

               (b) Such named fiduciaries and every person who exercises any discretionary authority or discretionary control respecting management of the Trust Fund or Plan, or exercises any authority or control respecting the management or disposition of the assets of the Trust Fund or Plan, or renders investment advice for compensation, direct or indirect, with respect to any moneys or other property of the Trust Fund or Plan or has authority or responsibility to do so, or has any discretionary authority or discretionary responsibility in the administration of the Plan, and any person designated by a named fiduciary to carry out fiduciary responsibilities under the Plan, shall be a fiduciary and, as such, shall be subject to provisions of the Plan, the Trust Agreement, ERISA and other applicable laws governing fiduciaries. Any person may act in more than one fiduciary capacity.

SECTION 16.2. - ALLOCATION OF FIDUCIARY RESPONSIBILITIES

               (a) Fiduciary responsibilities under the Plan are allocated as follows:

                    (i) The sole power and discretion to manage and control the Plan's assets including, but not limited to, the power to acquire and dispose of Plan assets, is allocated to the Trustee, except to the extent that another fiduciary is appointed in accordance with the Trust Agreement with the power to control or manage (including the power to acquire and dispose of) assets of the Plan.

                    (ii) The sole duties, responsibilities and powers allocated to the Board shall be those expressly retained under Sections 15.1, 15.2 and 15.3.

                    (iii) The sole duties, responsibilities and powers allocated to the Company shall be those expressly retained under the Plan or the Trust Agreement.

                    (iv) All fiduciary responsibilities not allocated to the Trustee, the Board, the Company or any investment manager are hereby allocated to the Administrator, subject to delegation in accordance with
     Section 14.1(a)(viii).

               (b) Fiduciary responsibilities under the Plan (other than the power to manage or control the Plan's assets) may be reallocated among those fiduciaries identified as named fiduciaries in Section 16.1 by amending the Plan in the manner prescribed in Section 15.2, followed by such fiduciaries' acceptance of, or operation under, such amended Plan.

SECTION 16.3. - LIMITATION ON RIGHTS OF EMPLOYEES

               The Plan is strictly a voluntary undertaking on the part of the Company and shall not constitute a contract between the Company and any Employee, or consideration for, or an inducement or condition of, the employment of an Employee. Except as otherwise required by law, nothing contained in the Plan shall give any Employee the right to be retained in the service of the Company or to interfere with or restrict the right of the Company, which is hereby expressly reserved, to discharge or retire any Employee at any time, without notice and with or without cause. Except as otherwise required by law, inclusion under the Plan will not give any Employee any right or claim to any benefit hereunder except to the extent such right has specifically become fixed under the terms of the Plan and there are funds available therefor in the hands of the Trustee. The doctrine of substantial performance shall have no application to Employees or Participants. Each condition and provision, including numerical items, has been carefully considered and constitutes the minimum limit on performance which will give rise to the applicable right.

SECTION 16.4. - LIMITATION ON ANNUAL ADDITIONS; TREATMENT OF OTHERWISE EXCESSIVE
                ALLOCATIONS

               (a) In any Plan Year (which shall be the Plan's "limitation year" within the meaning of Treas. Reg. Section 1.415-2(b)), the Annual Addition of a Participant shall not exceed the least of

                    (i) 25% of such Participant's Statutory Compensation for such Plan Year,

                    (ii) $30,000 (or, if greater, one-quarter of the dollar limitation in effect under Code Section 415(b)(1)(A)), or

                    (iii) the maximum allowed under Code Section 415 (utilizing the adjustments to the "defined contribution fraction" allowed by Section 1106(i)(4) of the Tax Reform Act of 1986 and Code Section 415(e)).

               (b) If the Annual Addition of a Participant would exceed the limits of subsection (a) as a result of an allocation of forfeitures, a reasonable error in estimating a Participant's Statutory Compensation or under other limited facts and circumstances found justifiable by the Commissioner of Internal Revenue, it shall be reduced until it comes within such limits. Such reduction shall be accomplished by debiting the necessary amount from

                    (i) his allocation of Company contributions for such Plan Year to his Matching Account and his Discretionary Contributions Account, and

                    (ii) his allocation of Company contributions for such Plan Year to his Profit-Sharing Account, and

                    (iii) his allocation of Company contributions for such Plan Year to his Deferred Compensation Account,

in such order. To the extent allowed by Section 403 of ERISA, such amounts shall be returned to the Company and recontributed for the applicable Account of the Participant in the first Plan Year in which allowed under subsection (a), or otherwise held in suspense hereunder and applied to the applicable Account of the Participant in the first Plan Year in which allowed under subsection (a). The balance, if any, of such reduction shall be allocated to the Matching Accounts and Discretionary Contributions Accounts of persons who are Active Participants at the end of the Plan Year in proportion to their Compensation received while Active Participants in such Plan Year. If any Participant's Annual Addition would, due to such special allocation, exceed the limit of subsection (a), the excess shall be reallocated by a second special allocation, and so on as necessary to allocate such amounts within the limits of subsection
(a). Any amounts which cannot be so allocated because of the limitations of subsection (a), shall be held in suspense and shall be allocated and reallocated in succeeding Plan Years, in the order of time, prior to the allocation of any Company or personal contributions.

               (c) In the event the Plan is terminated while excess amounts are then held in suspense under subsection (b), such excess amounts shall be allocated and reallocated as provided in subsection (b), as of the day before the date of the termination as if such day were the last day of such Plan Year. Any amounts which cannot then be so allocated because of the limits of subsection (a) shall revert to the Company, as provided in the Trust Agreement.

SECTION 16.5. - VOTING RIGHTS


               Except as otherwise required by ERISA, the Code and regulations promulgated thereunder, all voting rights on shares of Company Stock in the Company Stock Fund held by the Trust shall be exercised by the Trustee in accordance with instructions from the Participants or Beneficiaries acting in their capacities as named fiduciaries with respect to the shares of Company Stock allocated to their Accounts (or attributable to the interests of their Accounts in the Company Stock Fund), or the Committee, in accordance with the following provisions of this Section:

                    (a) All voting rights on shares of Company Stock in the Company Stock Fund held by the Trust shall be exercised by the Trustee only as directed by the Participants or Beneficiaries acting in their capacities as named fiduciaries with respect to shares of Company Stock allocated to their Accounts (or attributable to the interests of their Accounts in the Company Stock Fund) in accordance with the following provisions of subsections (b) and (c) below. If interests in the Company Stock Fund are not denominated in shares of Company Stock, the number of the shares of Company Stock held in the Company Stock Fund that represents the proportionate interest of a Participant's or Beneficiary's Accounts in the Company Stock Fund shall be attributed to such Participant's or Beneficiary's Accounts for purposes of this Section.

                    (b) As soon as practicable before each annual or special shareholders' meeting of the Company at which shares of Company Stock in the Company Stock Fund are entitled to vote, the Trustee shall furnish to each Participant (and each Beneficiary of a deceased Participant) a copy of the proxy solicitation material sent generally to shareholders, together with a form requesting confidential instructions on how the shares of Company Stock allocated (or attributable) to such Participant's or Beneficiary's Accounts (including fractional shares to 1/1000th of a share) are to be voted. The Company shall cooperate with the Trustee to ensure that Participants and Beneficiaries receive the requisite information in a timely manner. The materials furnished to the Participants and Beneficiaries shall include a notice from the Trustee explaining each Participant's or Beneficiary's right to instruct the Trustee with respect to the voting of the shares of Company Stock allocated (or attributable) to the Participant's or Beneficiary's Accounts. Upon timely receipt of such instructions, the Trustee (after combining votes of fractional shares to give effect to the greatest extent to Participants' and Beneficiaries' instructions) shall vote the shares as instructed. If voting instructions for shares of Company Stock allocated (or attributable) to the Accounts of any Participant or Beneficiary are not timely received by the Trustee for a particular shareholders' meeting, such shares shall not be voted in accordance with the instructions but shall be voted as provided in subsection (c) below. The instructions received by the Trustee from Participants and Beneficiaries shall be held by the Trustee in strict confidence and shall not be divulged or released to any person including directors, officers or employees of the Company, or of any other company, except as otherwise required by law.

                    (c) All shares of Company Stock allocated (or attributable) to the Accounts of Participants and Beneficiaries shall be voted only in accordance with the directions of such Participants and Beneficiaries as named fiduciaries as given to the Trustee. Each Participant shall be entitled to direct the voting shares of Company Stock (including fractional shares to 1/1000th of a share) allocated (or attributable) to his Accounts. With respect to shares of Company Stock allocated (or attributable) to the Accounts of a deceased Participant, such Participant's Beneficiary, as named fiduciary, shall be entitled to direct the voting with respect to such allocated shares as if such Beneficiary were the Participant. If, however, voting instructions for shares of Company Stock allocated (or attributable) to the Participant's or Beneficiary's Accounts are not timely received by the Trustee for a particular shareholders' meeting, such shares shall be voted by the Trustee as directed by the Committee.

SECTION 16.6. - TRUSTEE ACTIONS DURING TENDER OFFER

               In the event of any transaction involving an offer to purchase shares of Company Stock in the Company Stock Fund, with respect to which there has been filed with the Securities and Exchange Commission ("SEC") a Tender Offer Statement pursuant to Section 14(d)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or an Issuer Tender Offer Statement pursuant to Section 13(e)(1) of the Exchange Act (or any successor to either of them) or any other similar transaction (such transaction referred to herein as a "Tender Offer" and the date of filing with the SEC referred to herein as the "Filing Date"), paragraphs (a) through (i) shall apply.

                    (a) The Company shall promptly, and at its own expense, engage the services of an Outside Independent Plan Administrator ("OIPA") experienced in administration of like plans. The OIPA shall, on a standby basis, perform those functions (and only those functions) which are set forth in paragraphs (b), (c) and (f) and which are necessary to preserve the strict confidentiality of (i) the instructions received from Participants (and Beneficiaries of deceased Participants) by the Trustee and (ii) any other information which would reveal whether or not shares of Company Stock allocated to the Accounts of individual Participants or Beneficiaries have or have not been tendered. If interests in the Company Stock Fund are not denominated in shares of Company Stock, the number of the shares of Company Stock held in the Company Stock Fund that represents the proportionate interest of a Participant's or Beneficiary's Accounts in the Company Stock Fund shall be attributed to such Participant's or Beneficiary's Accounts for purposes of this Section.

               (b) The fiduciary with the power to make investment decisions shall direct the investment of the proceeds of the sale of any shares of Company Stock pursuant to the Tender Offer. These proceeds shall not be reinvested in Company Stock except as to Accounts of Participants and Beneficiaries who so elect, acting through the OIPA.

               (c)  (i)    The Trustee shall seek confidential written
          instructions from each Participant or Beneficiary of a deceased Participant as to whether the shares of Company Stock allocated (or attributable) to the Participant's or Beneficiary's Accounts should be tendered pursuant to the Tender Offer.

                    (ii) The Trustee shall distribute to each such Participant (or Beneficiary) copies of all relevant material filed with the SEC with respect to the Tender Offer. The filing party shall pay the reasonable expenses of the Trustee in connection therewith. The Trustee shall have the power to require that payment for such distributions of materials be made in advance.

                    (iii)  The identities of the Participants and
          Beneficiaries and the amount of Company Stock allocated (or attributable) to their Accounts, shall be determined from the list of Participants and Beneficiaries delivered to the Trustee by the Administrator or, if an OIPA has previously been appointed under this Section and if the Administrator does not have such information because of the confidentiality rules contained herein, by that OIPA. The Administrator or OIPA, as applicable, shall take all such reasonable steps as may be necessary to provide the Trustee with information which is as current as possible.

          (d) Each Participant or Beneficiary shall be entitled to instruct the Trustee, with respect to the shares of Company Stock allocated (or attributable) to his Accounts, either

               (i) to tender all or some portion of such shares of Company Stock, or

               (ii) not to tender any shares of such Company Stock,

     and the Trustee shall follow such instructions.

          (e) The Trustee shall make such follow-up efforts, through additional mailings, bulletins to be posted in areas where notices to Participants are normally posted by the Company and otherwise, as he finds to be reasonable under the time constraints and other circumstances at hand, to obtain instructions from Participants and Beneficiaries not otherwise responding to the Trustee's request for instructions. The shares of Company Stock allocated (or attributable) to the Accounts of any Participant or Beneficiary not responding to such request for instructions shall be tendered or not tendered in the manner directed by the Administrator.

          (f) If some but less than all of the shares of the Company Stock allocated (or attributable) to Accounts is tendered and sold or exchanged by the Trustee, the OIPA shall thereafter perform all functions with respect to all Accounts as constituted on or after the Filing Date. Records and administration for all contributions after the Filing Date shall be maintained by the Administrator unless that duty has also been delegated to the OIPA.

          (g) At such time as events (E.G., termination of the Plan or placement of all Plan assets in investments other than Company Stock) occur which obviate the need for the OIPA in order to preserve confidentiality, the services of the OIPA may be terminated.

          (h) The Trustee's functions under this Section are and shall be solely custodial and ministerial. The Trustee shall have no powers or duties with respect to a Tender Offer except as expressly set forth herein and specifically shall have no power or duty

               (i) to manage or to control the assets of the Plan in connection with any Tender Offer (except as provided in this Section),

               (ii)  to evaluate any Tender Offer,

               (iii) to advise any Participant or Beneficiary as to the fairness or other features of a Tender Offer,

               (iv) to determine whether to tender or vote any shares of Company Stock held under the Plan, or

               (v) to monitor or police the activities of the tendering entity or the Company in promoting or resisting any Tender Offer; provided, however, that if the Trustee becomes aware of any such activity which reasonably appears to the Trustee to be coercive or misleading in any material way to Participants, the Trustee shall promptly demand that the offending party take appropriate corrective action, and the Trustee shall, in the event of refusal or failure of such party to take such corrective action as the Trustee reasonably finds appropriate, communicate with Participants as to the matter;

     provided, however, that the Trustee shall have the power to discharge his duties under Title I of ERISA and to physically tender or vote the shares in the event of a Tender Offer.

SECTION 16.7. - QUALIFIED MILITARY SERVICE

               Notwithstanding any provision of the Plan to the contrary, benefits and service credits with respect to qualified military service shall be provided in accordance with Code Section 414(u).

SECTION 16.8. - GOVERNING LAW

                The Plan and Trust shall be interpreted, administered and enforced in accordance with the Code and ERISA, and the rights of Participants, former Participants, Beneficiaries and all other persons shall be determined in accordance therewith; provided, however, that, to the extent that state law is applicable, the laws of the state of residence of the Participant in question, or if none, the state in which the principal office of the Administrator is located shall apply.

SECTION 16.9. - GENDERS AND PLURALS

                Where the context so indicates, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

SECTION 16.10. - TITLES

                Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan or Trust Agreement.

SECTION 16.11. - REFERENCES

                Unless the context clearly indicates to the contrary, a reference to a statute, regulation or document shall be construed as referring to any subsequently amended, enacted, adopted or executed statute, regulation or document.

SECTION 16.12. - USE OF TRUST FUNDS

                Under no circumstances shall any contributions to the Trust or any part of the Trust Fund be recoverable by the Company from the Trustee or from any Participant or former Participant, his Beneficiaries or any other person, or be used for or diverted to purposes other than for the exclusive purposes of providing benefits to Participants and their Beneficiaries; provided, however, that

                (a) upon termination of the Plan or complete discontinuance of contributions thereto, any unallocated Company contributions or forfeitures being held in suspense because of the limitations of Section 415 of the Internal Revenue Code shall revert to the Company;

                (b) the contribution of the Company for any Plan Year is hereby conditioned upon its being deductible by the Company for its fiscal year in which such contribution was made and, to the extent disallowed as a deduction under Code Section 404, such contribution shall be returned by the Trustee to the Company within one year after the final disallowance of the deduction by the Internal Revenue Service or the courts; and

                (c) contribution by the Company or a Participant by a mistake of fact shall be returned to the Company or to the Participant in question within one year after payment of the contribution was made.

          Executed at _____________, California this ____ day of ______________,
1998.

                                     PACIFICARE HEALTH SYSTEMS, INC.

                                     By
                                        -----------------------------

                                     Title
                                            -------------------------

                                                                       EXHIBIT A
                            AMENDMENT AND RESTATEMENT TO

                        THE PACIFICARE HEALTH SYSTEMS, INC.

                          SAVINGS AND PROFIT-SHARING PLAN


                            LIST OF SPONSORING COMPANIES
                         EFFECTIVE AS OF FEBRUARY 19, 1998


     This Exhibit A lists each Company that has adopted the Plan and that sponsors the Plan effective as of February 19, 1998.

     PacifiCare Health Systems, Inc.

          California Dental Health Plan
          Covantage, Inc.
          CRM Insurance Services, Inc.
          Dental Plan Administrators
          FHP Administrators
          FHP Financial Corporation
          FHP International Corporation
          FHP of Colorado, Inc.
          FHP of Tennessee, Inc.
          FHP Reinsurance Limited
          Great States Administrators, Inc.
          Great States Insurance Company
          Health Maintenance Life, Inc.
          Oregon Health Management Company
          PacifiCare Administrative Services, Inc.
          PacifiCare Behavioral Health of California, Inc.
          PacifiCare Behavioral Health, Inc.
          PacifiCare Benefit Administrators, Inc.
          PacifiCare Credentialing, Inc.
          PacifiCare Dental of Colorado, Inc.
          PacifiCare Health Option, Inc.
          PacifiCare Health Plan Administrators, Inc.
          PacifiCare Life and Health Insurance Company
          PacifiCare Life Assurance Company
          PacifiCare Life Insurance Company
          PacifiCare Military Health Systems, Inc.
          PacifiCare of Arizona, Inc.
          PacifiCare of California
          PacifiCare of Nevada, Inc.
          PacifiCare of Ohio, Inc.

                                                                       EXHIBIT A
                             AMENDMENT AND RESTATEMENT TO

                         THE PACIFICARE HEALTH SYSTEMS, INC.

                           SAVINGS AND PROFIT-SHARING PLAN

                             LIST OF SPONSORING COMPANIES
                          EFFECTIVE AS OF FEBRUARY 19,  1998


          PacifiCare of Oklahoma, Inc.
          PacifiCare of Oregon, Inc.
          PacifiCare of Texas, Inc.
          PacifiCare of Utah, Inc.
          PacifiCare of Washington, Inc.
          PacifiCare Operations, Inc.
          PacifiCare Pharmacy Centers, Inc.
          PacifiCare Ventures, Inc.
          PacifiCare Wellness Company
          PacifiClinic Company
          PC-CWD Vista Associates
          Providers Protective Insurance Company
          Secure Horizons USA, Inc.
          TakeCare Insurance Company

                                         B-2

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                                                                       EXHIBIT B

                             AMENDMENT AND RESTATEMENT TO

                         THE PACIFICARE HEALTH SYSTEMS, INC.

                           SAVINGS AND PROFIT-SHARING PLAN

                         MERGER OF THE HEALTH PLAN OF AMERICA
                           EMPLOYEE INCENTIVE SAVINGS PLAN

          This Exhibit B contains additional provisions of the Plan relating to the merger of The Health Plan of America Employee Incentive Savings Plan (the "HPA Plan") into the Plan, effective as of October 1, 1992. Specifically, the Exhibit B contains provisions relating to the HPA Accounts of Participants and former Participants in the Plan who were participants in the HPA Plan and who became Participants in the Plan effective as of October 1, 1992. (The HPA Accounts were previously referred to as the "Dormant Accounts.")

                                      ARTICLE I

                                     DEFINITIONS

          Unless the context clearly indicates to the contrary, the terms used herein with the first letter or letters capitalized shall have the meaning specified below, or, if no definition is provided below, such terms shall have the meaning specified in Article I of the Plan.

SECTION B1.1 - HPA ACCOUNTS

              "HPA Accounts" of a Participant shall mean his HPA Elective Contribution Account, if any, his HPA Employer Contribution Account, if any, his HPA Rollover Account, if any, and his HPA Voluntary Contribution Account, if any, in the Trust Fund established in accordance with Sections B3.1, B3.2, B3.3 and B3.4, respectively.

SECTION B1.2 - HPA ELECTIVE CONTRIBUTION ACCOUNT

              "HPA Elective Contribution Account" of a Participant shall mean is individual account in the Trust Fund established in accordance with Section B3.l.

SECTION B1.3 - HPA EMPLOYER CONTRIBUTION ACCOUNT

              "HPA Employer Contribution Account" of a Participant shall mean his individual account in the Trust Fund established in accordance with Section B3.2.

SECTION B1.4 - HPA ROLLOVER ACCOUNT

              "HPA Rollover Account" of a Participant shall mean his individual account in the Trust Fund established in accordance with Section B3.3.

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SECTION B1.5 - HPA VOLUNTARY CONTRIBUTION ACCOUNT

              "HPA Voluntary Contribution Account" of a Participant shall mean his individual account in the Trust Fund established in accordance with Section B3.4.

SECTION B1.6 - EARLY RETIREMENT

              "Early Retirement" of a Participant shall mean his Separation from the Service upon his Early Retirement Date.

SECTION B1.7 - EARLY RETIREMENT DATE

              "Early Retirement Date" of a Participant shall mean the first day of any month coinciding with or next following his fifty-fifth birthday and his completion of five Years of Vesting Service; provided, however, that, for purposes of this Section, a Participant's Years of Vesting Service shall include such Participant's years of "Service" (as defined under the HPA Plan), determined as of September 30, 1992.

SECTION B1.8 - ELECTION PERIOD

              "Election Period" means:

              (a) in the case of an election under Section B6.3(d) to waive the Joint and Survivor Annuity, the period beginning 90 days before the Participant's Early, Normal or Disability Retirement Date, whichever may apply, and ending on the later of

                    (i) the Participant's Early, Normal or Disability Retirement Date, whichever may apply, or

                    (ii) the sixtieth day after the mailing or personal delivery to him of information he has requested under Section B6.3(b)(ii).

              (b) in the case of an election under Section B7.1(b)(ii) to waive the qualified preretirement survivor annuity,

                    (i) by a former Participant who has had a Separation from the Service, the period which begins on the date of his Separation from the Service and ends on the date of his death, or

                    (ii) otherwise, the period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of his death.

              (c) in the case of an election under Section B8.1(d) to waive the Joint and Survivor Annuity, the period beginning on the date of his Separation from the Service and ending on the latest of

                    (i)  the date 90 days thereafter,

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                    (ii)  the date 90 days before payments in the form of a
     Joint and Survivor Annuity commence, or

                    (iii) the sixtieth day after the mailing or personal delivery to him of information he has requested under Section B8.1(b)(ii).

SECTION B1.9 - GROUP ANNUITY CONTRACT

              "Group Annuity Contract" shall mean Aetna Life Insurance Company Group Annuity Contract DC-13949, as in effect on October 1, 1992, a copy of which is attached as Appendix 1 to this Exhibit B.

SECTION B1.10 - HPA PLAN PARTICIPANT

              "HPA Plan Participant" shall mean a Participant or former Participant in the Plan who was a participant in the HPA Plan and who became a Participant in the Plan effective as of October 1, 1992.

SECTION B1.11 - JOINT AND SURVIVOR ANNUITY

              "Joint and Survivor Annuity" shall mean an annuity for the life of the Participant with a survivor annuity for the life of his or her Surviving Spouse which is not less than one half of, nor greater than, the amount of the annuity which is payable during the joint lives of the Participant and his or her Surviving Spouse, and which is the actuarial equivalent of an annuity for the life of the Participant. Unless a Participant elects otherwise, the Participant's Joint and Survivor Annuity shall provide for a survivor benefit equal to 50% of the amount of the annuity which is payable during the joint lives of the Participant and his or her Surviving Spouse.

                                      ARTICLE II

                                     WITHDRAWALS

SECTION B2.1 - HARDSHIP WITHDRAWALS FROM HPA ELECTIVE CONTRIBUTION ACCOUNTS

              A Participant may make a withdrawal in cash from his HPA Elective Contribution Account on account of Hardship, subject to the following requirements:

              (a) A Participant's aggregate Hardship withdrawals shall not exceed the lesser of

                    (i)  the lesser of

                         a    the amount by which

                              1    the aggregate principal amount of his HPA
              Elective Contribution Account, if any, together with income allocable thereto credited as of December 31, 1988), exceeds

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                              2    the unpaid amount due on his outstanding loan
              or loans, if any under subsection (c)(i) or subsection (d)(iv), and

                         b    the amount which is necessary to satisfy the
          Hardship (including any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution), or

                    (ii) the amount which cannot be satisfied from other resources which are reasonably available to the Participant.

              (b) Unless the Participant elects that the conditions of subsection (c) and (e) shall apply, the requirements of subsection (d) must be satisfied.

              (c)   The conditions of this subsection are:

                    (i) the Participant shall obtain all distributions (other than Hardship distributions), and all nontaxable loans currently available under all plans maintained by the Company or any Company Affiliate;

                    (ii) the Participant shall not be permitted to make further deferrals of Compensation under the Plan or any other plan (whether or not qualified) maintained by the Company or any Company Affiliate for 12 months thereafter; and

                    (iii) the sum of the Participant's deferrals of Compensation under this Article (and other plans maintained by the Company or any Company Affiliate) in his taxable year in which the Hardship distribution is received and in his next taxable year shall not exceed $10,000 (as adjusted for increases in the cost of living as described in Code Section 402(g)(5)).

              (d) To meet the requirements of this subsection the Participant must certify to the Administrator in writing that the financial need in question cannot be satisfied

                    (i) through reimbursement or compensation by insurance or otherwise,

                    (ii) by reasonable liquidation of the assets of himself or of those assets which he owns jointly or in common with his spouse, a minor child, or any other person (but not of property held for his spouse or child under an irrevocable trust or the Uniform Gifts to Minors Act),

                    (iii) by cessation of deferrals of Compensation under this Article III, and all other plans (whether or not qualified) of the Company and any Company Affiliate,

                    (iv) by other distributions or nontaxable (at the time of the loan) loans from plans maintained by the Company or any Company Affiliate or by any other employer, or

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                    (v)   by borrowing from commercial sources on reasonable
     commercial terms (in support of which certification the Administrator may require the Participant to submit written evidence of at least two applications for, and rejections of, loans from commercial sources), and the Administrator reasonably relies on such certification and has no actual knowledge to the contrary.

              (e) The conditions of this subsection, if any, shall be those prescribed by the Commissioner of Internal Revenue through the publication of revenue rulings, notices, and/or other documents of general applicability, as an alternate method under which a Hardship distribution will be deemed to be necessary to satisfy an immediate and heavy financial need.

              (f) A Participant whose Compensation deferrals have been suspended under subsection (c) nevertheless shall be included in determinations under Sections 1.16 and 1.17 if he would otherwise be so included.

              (g) Hardship withdrawals may not be made more frequently than at 12 month intervals.

SECTION B2.2 - WITHDRAWALS FROM HPA ELECTIVE CONTRIBUTION ACCOUNTS AFTER AGE
               59 1/2

              A Participant who has attained age 59 1/2 may make a lump sum withdrawal in cash from his HPA Elective Contribution Account from time to time, as permitted under the Rules of the Plan.

SECTION B2.3 - WITHDRAWALS FROM DORMANT EMPLOYER CONTRIBUTION ACCOUNTS

              A Participant who has a Hardship may make a lump sum withdrawal in cash from his HPA Employer Contribution Account, as permitted under the Rules of the Plan.

SECTION B2.4 - WITHDRAWALS FROM HPA VOLUNTARY CONTRIBUTION ACCOUNTS

              A Participant may make a lump sum withdrawal in cash from his HPA Voluntary Contribution Account, as permitted under the Rules of the Plan.

                                     ARTICLE III

                                     HPA ACCOUNTS

SECTION B3.1 - HPA ELECTIVE CONTRIBUTION ACCOUNT

              The Administrator shall maintain for each Participant or former Participant who is a HPA Plan Participant a HPA Employee Contribution Account to which shall be credited the amount, determined by the Administrator, transferred from such Participant's "Elective Contribution Account" under the HPA Plan to the Plan. No contributions shall be made under the Plan to a Participant's HPA Elective Contribution Account.

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SECTION B3.2 - HPA EMPLOYER CONTRIBUTION ACCOUNT

              The Administrator shall maintain for each Participant or former Participant who is a HPA Plan Participant a HPA Employer Contribution Account to which shall be credited the amount, determined by the Administrator, transferred from such Participant's "Employer Contribution Account" under the HPA Plan to the Plan. No contributions shall be made under the Plan to a Participant's HPA Employer Contribution Account.

SECTION B3.3 - HPA ROLLOVER ACCOUNT

              The Administrator shall maintain for each Participant or former Participant who is a HPA Plan Participant a HPA Rollover Account to which shall be credited the amount, determined by the Administrator, transferred from such Participant's "Rollover Account" under the HPA Plan to the Plan. No contributions shall be made under the Plan to a Participant's HPA Rollover Account.

SECTION B3.4 - HPA VOLUNTARY CONTRIBUTION ACCOUNT

              The Administrator shall maintain for each Participant or former Participant who is a HPA Plan Participant a HPA Voluntary Contribution Account to which shall be credited the amount, determined by the Administrator, transferred from such Participant's "Voluntary Contribution Account" under the HPA Plan to the Plan. No contribution shall be made under the Plan to a Participant's HPA Voluntary Contribution Account.

                                      ARTICLE IV

                               VESTING OF HPA ACCOUNTS

              Each Participant's interest in his HPA Accounts shall be fully Vested at all times.

                                      ARTICLE V

                               IN-SERVICE DISTRIBUTIONS

SECTION B5.1 - MANDATORY IN-SERVICE DISTRIBUTIONS

              A Participant who is a 5% owner (as defined in Code Section 416) of the Company or a Company Affiliate with respect to the Plan Year ending in the calendar year in which the Participant attains age 70 1/2 shall receive or commence the receipt of the entire amount credited to his HPA Accounts in accordance with Section B6.3 on the April 1 following the end of the calendar year in which he attains age 70 1/2.

SECTION B5.2 - VOLUNTARY IN-SERVICE DISTRIBUTIONS

              A Participant may receive or commence the receipt of the entire amount credited to his HPA Accounts in accordance with Section B6.3 on the April 1 following the end of the calendar year in which he attains age 70 1/2, or such later date as such Participant shall elect.

                                         B-6
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                                      ARTICLE VI

                               BENEFITS UPON RETIREMENT

SECTION B6.1 - NORMAL OR DISABILITY RETIREMENT

              Subject to the provisions of Section 10.1, a Participant shall retire upon his Normal or Disability Retirement Date.

SECTION B6.2 - RIGHTS UPON EARLY, NORMAL OR DISABILITY RETIREMENT

              Upon a Participant's Early, Normal or Disability Retirement, he shall be entitled to receive the entire amount credited to his HPA Accounts in accordance with Section B6.3.

SECTION B6.3 - DISTRIBUTION OF HPA ACCOUNTS UPON RETIREMENT

              (a) Subject to subsections (d) and (e), on a Participant's Early, Normal or Disability Retirement, the amount credited to his HPA Accounts shall be applied to purchase

                    (i)  if he is married, a Joint and Survivor Annuity, or

                    (ii) if he is not married, a life annuity for his benefit.

Distribution of a Participant's HPA Accounts in the form of a Joint and Survivor Annuity shall require the Participant's consent if such distribution commences prior to his Normal Retirement Date.

              (b) Not less than 30 days, and not more than 90 days, prior to his Early, Normal or Disability Retirement Date, whichever applies, each Participant who may be affected by this Section shall be furnished, by mail or personal delivery (and consistent with such regulations as the Secretary may prescribe), with

                    (i) a written explanation of the terms and conditions of the Joint and Survivor Annuity, including

                         a    the right of the Participant to make, and the
     effect of, an election under subsection (d) to waive the Joint and Survivor Annuity,

                         b    the relative financial effect on his HPA Accounts
          of an election under subsection (d),

                         c    the right of the Participant's Spouse under
          subsection (d), and

                         d    the right of the Participant under subsection (d)
          to revoke an election made under subsection (d) and the effect thereof, and

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

                    (ii) a statement that the Administrator will furnish the Participant upon his first written request within 60 days after the mailing or personal delivery to him of the notice required under this subsection, a detailed statement as to the financial effect upon his HPA Accounts of making an election under subsection (d).

              (c) Notwithstanding subsection (b), if the Participant, after having received the written explanation described in paragraph (b)(i), affirmatively elects a form of distribution under subsection (e) with Spousal Consent (if necessary), the distribution under subsection (e) may commence less than 30 days after the written explanation described in paragraph (b)(i) was provided to the Participant, provided the following requirements are met:

                    (i) the Administrator provides information to the Participant clearly indicating that the Participant has the right to at least 30 days to consider whether to waive the automatic form of distribution under subsection (a) and consent to a form of distribution other than the automatic form of distribution,

                    (ii) the Participant is permitted to revoke an affirmative distribution election at least until the date of commencement of the distribution, or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation described in paragraph (b)(i) is provided to the Participant,

                    (iii) the date of commencement of the distribution of the Participant's HPA Accounts is after the date the explanation described in paragraph (b)(i) is provided to the Participant, and

                    (iv) the distribution of the Participant's HPA Accounts in accordance with the affirmative election does not commence before the expiration of the 7-day period that begins after the explanation described in paragraph (b)(i) is provided to the Participant.

              (d) The items furnished under subsection (b) shall be written in non-technical language with the financial effects referred to being given in terms of dollars per monthly payment. Such information shall be delivered personally to the Participant or mailed to him (first class mail, postage prepaid) within 30 days after receipt by the Administrator of such written request.

              (e)   Notwithstanding subsection (a), and subject to subsection
(e), if a Participant described in subsection (a) elects during the applicable Election Period, with Spousal Consent, to waive such annuity in accordance with the Rules of the Plan, such Participant may elect to receive the amount credited to his HPA Accounts under one of the following options:

                    (i)  one lump sum payment in cash, or

                    (ii) payment in any other form as was available under the Group Annuity Contract.

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

Any such election may be revoked or made again at any time during the applicable Election Period.

              (f) Notwithstanding subsections (a) and (e), if the entire amount credited to a Participant's Accounts does not exceed $5,000 (and did not exceed such amount under a prior withdrawal or distribution under the Plan), such Participant shall receive the amount credited to his HPA Accounts in cash in one lump sum in accordance with paragraph (e)(i).

              (g) Distribution under subsection (a), (e) or (f) shall be made or commence not later than the earliest to occur of

                    (i) 60 days after the end of the Plan Year in which such Early, Normal or Disability Retirement occurs, or

                    (ii) if the Participant is not a 5% owner (as defined in Code Section 416) of the Company or a Company Affiliate with respect to the Plan Year ending in the calendar year in which he attains age 70 1/2, the later of

                         a    the April 1 following the calendar year in which
          his Separation from the Service occurs, or

                         b    the April 1 following the calendar year in which
          he attains age 70 1/2,

                    (iii) if the Participant is a 5% owner (as defined in Code Section 416) of the Company or a Company Affiliate with respect to the Plan Year ending in the calendar year in which he attains age 70 1/2, the April 1 following the calendar year in which he attains age 70 1/2.

              (h)   At any time before a distribution under subsection (a) or
(e) is made or commences, the Participant may elect in accordance with the Rules of the Plan to defer such distribution until such later date as he shall then or subsequently specify; provided, however,

                    (i) such date shall be no later than the date referred to in subsection (g)(ii) or (g)(iii), and

                    (ii) if no such date is specified, such amount shall be distributed in one lump sum on the date specified in subsection (g)(ii) or
     (g)(iii).

              (i) The Participant shall specify a plan of distribution under which more than 50% of the amount of his HPA Accounts (as adjusted for gains or losses under Section 7.2) will be distributed to him within his life expectancy and in a manner which satisfies the incidental death benefit provisions (including the minimum distribution incidental benefit requirement) of Code
Section 401(a)(9)(G), Treas. Reg. Section 1.401-1(b)(1) and Prop. Reg. Section 1.401(a)(9)-2 (or any successor thereto).

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                                     ARTICLE VII

                                 BENEFITS UPON DEATH

SECTION B7.1 - DISTRIBUTION OF HPA ACCOUNTS UPON DEATH

              (a) Subject to subsection (b), if a Participant or former Participant dies before any distribution of his HPA Accounts has been made or commenced under Section B6.3, B8.1 or B8.2 and was married on the date of his death, 50% of the amount credited to his HPA Accounts shall be applied to purchase a qualified preretirement survivor annuity for the life of his Surviving Spouse which shall commence on a date specified by the Spouse which is not later than the later of

                    (i)  the first anniversary of the Participant's death, or

                    (ii) the date on which the Participant would have attained age 70 1/2,

and the remainder of such amount shall be paid, as described in Section B7.2, to the person or persons entitled thereto under subsection (d).

              (b)   Notwithstanding subsection (a),

                    (i) if the amount credited to such Participant's Accounts does not equal more than $10,000 (and did not exceed such amount at the time of a prior withdrawal or distribution under the Plan),

                    (ii) if such Participant when more than 35 years of age, or such former Participant elected to waive such qualified preretirement survivor annuity during the applicable Election Period in accordance with the Rules of Plan and Spousal Consent was obtained thereto, or

                    (iii) if such Spouse, after the Participant's death, elects in accordance with the Rules of the Plan to waive the qualified preretirement survivor annuity to which such Spouse is otherwise entitled,

50% (or such lesser percentage as such Spouse may consent to or elect) of the amount credited to the Participant's HPA Accounts shall be paid to the Surviving Spouse in one lump sum, not later than the first anniversary of the Participant's death, and the remainder of such amount shall be paid, as described in Section B7.2, to the person or persons entitled thereto under subsection (d). Any election under paragraph (b) may be revoked or made again at any time during the applicable Election Period.

              (c) (i) Upon the death of a Participant or former Participant who was not married on the date of his death, the amount credited to his HPA Accounts shall be paid, as described in Section B7.2, to the person or persons entitled thereto under subsection (d).

                    (ii) Upon the death of a Participant or former Participant who has not yet received the entirety of the distribution of his HPA Accounts under Section B6.3(d) or B8.1(d), any remaining balance of his distribution of his HPA Accounts shall be paid, as described in Section B7.2, to the person or persons entitled thereto under subsection (d).

              (d) Amounts payable under subsections (b) and (c) shall be paid to the person or persons of highest priority who survives the Participant by at least 30 days determined as follows:

                    (i) First, to his then surviving highest priority Beneficiary or Beneficiaries, if any.

                    (ii)  Second, to his then Surviving Spouse, if any.

                    (iii) Third, to his then surviving heirs at law, if any, as determined in the reasonable judgment of the Administrator under the laws governing succession to personal property of the last jurisdiction in which the Participant was a resident.

                    (iv) Fourth, to the Plan to be applied to reduce the Company contributions under Section 5.4.

              (e) Members of a class shall cease to be entitled to benefits upon the earlier of the Administrator's determination that no members of such class exist or the Administrator's failure to locate any members of such class, after making reasonable efforts to do so, within one year after the members of that class became entitled to benefits hereunder had members existed.

SECTION B7.2 - PAYMENTS TO BENEFICIARIES

              (a) Subject to Section B7.1, each Participant or former Participant shall have the right to designate, revoke and redesignate Beneficiaries hereunder and to direct payment of the Vested amount credited to his HPA Accounts to such Beneficiaries. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with the Rules of the Plan on a form provided by the Administrator and shall be effective upon delivery to the Administrator.

              (b) Amounts payable to any Beneficiary (or any other person entitled thereto under Section A7.1(d)) shall be paid in one lump sum not later than the first anniversary of the Participant's death.

              (c) If payment has commenced prior to the Participant's death, payment of the Participant's Dormant Accounts shall be made in such a manner that the remaining interest is distributed at least as rapidly as under the method being used as of the date of the Participant's death.

SECTION B7.3 - EXPLANATION OF QUALIFIED PRERETIREMENT SURVIVOR ANNUITY

              The Administrator shall provide a written explanation of the qualified preretirement survivor annuity (as defined in Code Section 417(c)):

              (a) to a Participant who is a Participant on his thirty-second birthday, within the three Plan Year period commencing with the Plan Year in which his thirty-second birthday occurs;

              (b) to a Participant who becomes a Participant after his thirty-second birthday, within the three Plan Year period commencing with the Plan Year in which he becomes a Participant; and

              (c) to a former Participant who has a Separation from the Service prior to his thirty-second birthday, within one year of his Separation from the Service,

or such longer period as is allowed under Code Section 417(a)(3).

                                     ARTICLE VIII

                        BENEFITS UPON RESIGNATION OR DISCHARGE

SECTION B8.1 - DISTRIBUTIONS ON RESIGNATION OR DISCHARGE

              (a) Subject to subsection (d) and Section B8.2(e), if a Participant's Separation from the Service is due to resignation or discharge, the amount credited to his HPA Accounts shall be applied to purchase

                    (i)  if he is married, a Joint and Survivor Annuity, or

                    (ii) if he is not married, a life annuity for his benefit,

commencing, in either case, on a date not earlier than the Participant's fifty-fifth birthday, and not later than the April 1 following the calendar year of his attainment of age 70 1/2, as the Participant (and his Spouse, if any) shall specify in accordance with Rules of the Plan.

              (b) Not less than 30 days, and not more than 90 days, prior to the later of his fifty-fifth birthday or the date he begins participation in the Plan, each Participant who may be affected by this Section shall be furnished, by mail or personal delivery (and consistent with such regulations as the actuary may prescribe), with

                    (i) a written explanation of the terms and conditions of the Joint and Survivor Annuity, including

                         a    the right of the Participant to make, and the
          effect of, an election under subsection (d) to waive the Joint and Survivor Annuity,

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

                         b    the relative financial effect on his HPA Accounts
          of an election under subsection (d),

                         c     the right of the Participant's Spouse under
          subsection (d), and

                         d    the right of the Participant under subsection (d)
          to revoke an election made under subsection (d) and the effect thereof, and

                    (ii) a statement that the Administrator will furnish the Participant upon his first written request within 60 days after the mailing or personal delivery to him of the notice required under this subsection, a detailed statement as to the financial effect upon his HPA Accounts of making an election under subsection (d).

              (c) Notwithstanding subsection (b), if the Participant, after having received the written explanation described in paragraph (b)(i), affirmatively elects a form of distribution under subsection (e) with Spousal Consent (if necessary), the distribution under subsection (e) may commence less than 30 days after the written explanation described in paragraph (b)(i) was provided to the Participant, provided the following requirements are met:

                    (i) the Administrator provides information to the Participant clearly indicating that the Participant has the right to at least 30 days to consider whether to waive the automatic form of distribution under subsection (a) and consent to a form of distribution other than the automatic form of distribution,

                    (ii) the Participant is permitted to revoke an affirmative distribution election at least until the date of commencement of the distribution, or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation described in paragraph (b)(i) is provided to the Participant,

                    (iii) the date of commencement of the distribution of the Participant's HPA Accounts is after the date the explanation described in paragraph (b)(i) is provided to the Participant, and

                    (iv) the distribution of the Participant's HPA Accounts in accordance with the affirmative election does not commence before the expiration of the 7-day period that begins after the explanation described in paragraph (b)(i) is provided to the Participant.

              (d) The items furnished under subsection (b) shall be written in non-technical language, with the financial effects referred to being given in terms of dollars per monthly payment. Such information shall be delivered personally to the Participant or mailed to him (first class mail, postage prepaid) within 30 days after receipt by the Administrator of such written request.

              (e) Notwithstanding subsection (a), and subject to Section B8.2, if a Participant described in subsection (a) elects during the applicable Election Period, with Spousal

Consent, to waive such annuity in accordance with the Rules of the Plan, such Participant may elect to receive the amount credited to his HPA Accounts under one of the following options:

                    (i)  one lump sum payment in cash, or

                    (ii) payment in any other form as was available under the Group Annuity Contract.

Such amount shall be payable on a date which he shall elect in writing in accordance with Code Section 411(a)(11), but not later than the April 1 following the calendar year of his attainment of age 70 1/2. Any such election may be revoked or made again at any time during the applicable Election Period.

SECTION B8.2 - CERTAIN LUMP SUM DISTRIBUTIONS

              Notwithstanding Sections B8.1(a) and (e), of the amount credited to a Participant's Accounts does not exceed $5,000 (and did not exceed such amount at the time of a prior withdrawal or distribution under the Plan), such Participant shall receive the amount credited to his HPA Accounts in cash in one lump sum as soon as practicable, but not later than the earlier of

              (a) six months after the end of the Plan Year in which such Separation from the Service occurs or

              (b) 60 days after the end of the Plan Year in which his Normal Retirement Date occurs.

                                                                       EXHIBIT C
                            AMENDMENT AND RESTATEMENT OF

                        THE PACIFICARE HEALTH SYSTEMS, INC.

                          SAVINGS AND PROFIT-SHARING PLAN

                     SPECIAL SERVICE CREDITING AND ELIGIBILITY
                           PROVISIONS RELATING TO CERTAIN
                       FORMER EMPLOYEES OF FREEDOM PLAN INC.

              This Exhibit B contains additional provisions of the Plan relating to former employees of Freedom Plan Inc. who became employees of PacifiCare of California, Inc. on October 1, 1993.

SECTION C1.1 - HOURS OF SERVICE

              The "Hours of Service" of an Employee who is a former employee of Freedom Plan Inc. and who became an employee of PacifiCare of California, Inc. on October 1, 1993 shall include the Hours of Service that would have been credited to such Employee prior to October 1, 1993, determined as if Freedom Plan Inc. were a Company Affiliate during such period. The "Hours of Service" of an Employee credited under this Section shall be determined by the Administrator from reasonably accessible records (including such records as are provided by Freedom Plan Inc.) by means of appropriate calculations and approximations or, if such records are insufficient to make an appropriate determination, by reasonable estimation.

SECTION C1.2 - SERVICE

              The "Service" of an Employee who is a former employee of Freedom Plan Inc. and who became an employee of PacifiCare of California, Inc. on October 1, 1993 shall include the days of Service that would have been credited to such Employee prior to October 1, 1993, determined as if Freedom Plan Inc. were a Company Affiliate during such period. The days of "Service" of an Employee credited under the prior sentence shall be determined by the Administrator of the Plan from reasonably accessible records (including such records as are provided by Freedom Plan Inc.) by means of appropriate calculations and approximations or, if such records are insufficient to make an appropriate determination, by reasonable estimation.

SECTION C1.3 - ELIGIBILITY

              Any Employee who is a former employee of Freedom Plan Inc. and who became an employee of PacifiCare of California on October 1, 1993 shall become a Participant on the day on which such Employee satisfies the requirements of paragraphs 2.1(b)(i), (ii), (iii) and (iv).

                                                                       EXHIBIT D
                             AMENDMENT AND RESTATEMENT OF

                         THE PACIFICARE HEALTH SYSTEMS, INC.

                           SAVINGS AND PROFIT-SHARING PLAN

                SPECIAL EFFECTIVE DATES FOR CERTAIN PROVISIONS OF THE AMENDMENT AND RESTATEMENT OF THE PACIFICARE HEALTH SYSTEMS, INC.
                          SAVINGS AND PROFIT-SHARING PLAN
        ----------------------------------------------------------------

          This Exhibit D sets forth the special effective dates that apply to certain provisions of the Amendment and Restatement of The PacifiCare Health Systems, Inc. Savings and Profit-Sharing Plan (the "Plan").

          1. ADOPTION BY PACIFICARE HEALTH SYSTEMS, INC. PacifiCare Health Systems, Inc. (formerly named "N-T Holdings, Inc.") adopted the Plan, effective as of February 19, 1998. The Board of Directors of PacifiCare Health Systems, Inc. assumed all of the authority, powers and responsibilities of the Board of Directors of PacifiCare Operations, Inc., effective as of February 19, 1998. Accordingly, the references to PacifiCare Health Systems, Inc. in Sections 1.8 and 1.11(a) of the Plan shall be effective as of February 19, 1998.

          2. COMPANY STOCK FUND. The new investment fund that is intended to invest primarily in shares of PacifiCare Health Systems, Inc. Class B Common Stock, $0.01 par value, was established effective as of February 6, 1998. Accordingly, the references in the preamble of the Plan to the acquisition and holding of "qualifying employer securities," as defined in ERISA Section 407(d)(5), and Sections 1.12, 1.13, 6.4, 6.5, 16.5 and 16.6 of the Plan shall be effective as of February 6, 1998.

          3. ELIMINATION OF FAMILY AGGREGATION. The family aggregation provisions applicable to the definition of "Compensation" are eliminated effective as of January 1, 1997. Accordingly, Section 1.14 of the Plan shall be effective as of January 1, 1997. The incorporation of the definition of "Statutory Compensation" into the definition of "Compensation" shall be effective as of January 1, 1997, notwithstanding paragraph 6.

          4. "HIGHLY COMPENSATED EMPLOYEE" DEFINITION. The definition of "Highly Compensated Employee" in Section 1.30 of the Plan shall be effective as of January 1, 1997.

          5. ADP/ACP TESTING. The provisions of the Plan relating to the "actual deferral percentage" test and "actual contribution percentage" test under Code Sections 401(k) and 401(m) and the Treasury Regulation thereunder shall be effective as of January 1, 1997. Accordingly, Sections 1.33, 3.8 and
5.5 of the Plan shall be effective as of January 1, 1997.

          6.  "STATUTORY COMPENSATION" DEFINITION.  The definition of
"Statutory Compensation" in Section 1.49 of the Plan shall be effective for "limitation years," within the meaning of Code Section 415, beginning on or after January 1, 1998. Accordingly, Section 1.49 of the Plan shall be effective as of January 1, 1998.

                                                                       EXHIBIT D
                             AMENDMENT AND RESTATEMENT OF

                         THE PACIFICARE HEALTH SYSTEMS, INC.

                           SAVINGS AND PROFIT-SHARING PLAN

                SPECIAL EFFECTIVE DATES FOR CERTAIN PROVISIONS OF THE AMENDMENT AND RESTATEMENT OF THE PACIFICARE HEALTH SYSTEMS, INC.
                          SAVINGS AND PROFIT-SHARING PLAN
        ----------------------------------------------------------------

          7. DEFERRAL LIMITATION. The limitation on elective contributions under Code Section 402(g), as indexed to the 1998 calendar year, is $10,000. Accordingly, the references to "$10,000" in Sections 3.1(b) and 3.6(c)(iii) of the Plan shall be effective as of January 1, 1998.

          8. AGE 70 1/2 MINIMUM DISTRIBUTIONS. The minimum distribution requirements applicable to a Participant who has attained age 70 1/2, as amended by the Small Business Job Protection Act of 1996, are effective for taxable years beginning on or after January 1, 1997. Accordingly, Sections 9.3, 9.4 and
10.3 of the Plan, and Sections B5.1, B5.2 and B6.3(g) of Exhibit B of the Plan, shall be effective as of January 1, 1997.

          9. INVOLUNTARY DISTRIBUTIONS. The Taxpayer Relief Act of 1997 increased the dollar threshold on involuntary distributions to $5,000 effective for Plan Years beginning on or after August 5, 1997. Accordingly, the references to "$5,000" in Sections 10.3 and 12.1 of the Plan and in Sections B6.3 and B8.2 of Exhibit B of the Plan, and the reference to "$10,000" in Section B7.1(b)(i) of Exhibit B of the Plan, shall be effective as of January 1, 1998.

          10. MILITARY SERVICE. The provisions of the Uniformed Services Employment and Reemployment Rights Act of 1994, which were incorporated in Code
Section 414(u) by the Small Business Job Protection Act of 1996, are effective as of December 12, 1994. Accordingly, Section 16.7 of the Plan shall be effective as of December 12, 1994.

                                         D-2